UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23402

Name of Fund:	BlackRock ETF Trust
BlackRock Future Health ETF
BlackRock Future Innovators ETF
BlackRock Future Tech ETF
BlackRock U.S. Carbon Transition Readiness ETF
BlackRock U.S. Equity Factor Rotation ETF
BlackRock World ex U.S. Carbon Transition Readiness ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2021

Date of reporting period: 07/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2021

2021 Annual Report

BlackRock ETF Trust

•	BlackRock Future Health ETF | BMED | NYSE Arca
•	BlackRock Future Innovators ETF | BFTR | NYSE Arca
•	BlackRock Future Tech ETF | BTEK | NYSE Arca
•	BlackRock U.S. Carbon Transition Readiness ETF | LCTU | NYSE Arca
•	BlackRock U.S. Equity Factor Rotation ETF | DYNF | NYSE Arca
•	BlackRock World ex U.S. Carbon Transition Readiness ETF | LCTD | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2021	BlackRock Future Health ETF

Investment Objective

The BlackRock Future Health ETF (the “Fund”) seeks to maximize total return.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	19.50%
Fund Market	19.62
MSCI ACWI Index	30.25

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/29/20. The first day of secondary market trading was 10/1/20.

MSCI All Country World Index comprises large and mid-capitalization developed and emerging market equities.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,012.50	$ 4.24		$ 1,000.00	$ 1,020.60	$ 4.26		0.85%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of July 31, 2021 (continued)	BlackRock Future Health ETF

Portfolio Management Commentary

The stocks of innovative and emerging companies in the healthcare sector advanced during the reporting period. The medical devices and supplies sub-sector contributed the most to the Fund’s return.

Medical device companies with exposure to elective procedures benefited as a reduction on COVID-19 cases allowed hospitals to resume elective procedures. Devices used in nonemergency healthcare, like hearing aids, posted strong sales growth after pandemic-related restrictions were lifted, allowing care providers to reopen for less acute health needs. Life sciences tools and services companies also contributed meaningfully to the Fund’s performance. Contract research organizations benefited from demand for laboratory services from pharmaceuticals companies conducting research and development, particularly for coronavirus vaccine studies. The biotechnology industry contributed meaningfully, supported by regulatory approvals for several new cancer therapies and strategic collaborations for developing cancer and autoimmune treatments.

In terms of the largest individual drivers of performance, Chinese contract research organization WuXi Biologics was the largest individual stock contributor to the Fund’s return during the reporting period. The company benefited from increased demand for research and development services for coronavirus vaccine and treatment production. Switzerland-based Straumann Holding advanced amid consumer spending gains on elective procedures such as specialty dental treatments as pandemic-related restrictions were lifted. Leading individual detractors from the Fund’s return included two U.S.-based biotechnology companies. Seagen, a growth-oriented maker of antibody conjugates, was challenged by the reversal of market sentiment from growth to value. Forma Therapeutics’ stock also declined following pandemic-related delays in its clinical trial.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Biotechnology	33.0%
Health Care Equipment & Supplies	31.7
Health Care Providers & Services	14.8
Life Sciences Tools & Services	14.7
Pharmaceuticals	3.5
Diversified Financial Services	1.7
Other (each representing less than 1%)	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Genmab A/S	3.7%
Seagen Inc.	2.9
Intuitive Surgical Inc.	2.7
Straumann Holding AG	2.3
Amedisys Inc.	2.2
Teleflex Inc.	2.1
Alcon Inc.	2.1
LHC Group Inc.	2.0
Wuxi Biologics Cayman Inc.	1.9
ICON PLC	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021	BlackRock Future Innovators ETF

Investment Objective

The BlackRock Future Innovators ETF (the “Fund”) seeks long-term capital appreciation.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	42.27%
Fund Market	42.24
Russell 2500™ Growth Index	34.20

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/29/20. The first day of secondary market trading was 10/1/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,020.60	$ 4.01		$ 1,000.00	$ 1,020.80	$ 4.01		0.80%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of July 31, 2021 (continued)	BlackRock Future Innovators ETF

Portfolio Management Commentary

Stocks of innovative, small- and medium-capitalization growth companies advanced strongly for the reporting period, propelled by a recovering economy and the continuation of trends toward increasing automation. The health care sector was the leading contributor to the Fund’s return led by the biotechnology sub-sector and followed by the health care technology and pharmaceuticals sub-sectors. In health care technology, increased automation of patient check-in procedures at medical facilities, motivated in part by social distancing recommendations, drove gains among makers of platforms that manage patient intake.

Following health care, the industrials sector also contributed to the Fund’s performance. The electrical equipment industry as well as the aerospace & defense and machinery sub-sectors led returns for the sector. In addition to health care and industrials, information technology contributed to the Fund’s return, led by the software industry. The pandemic accelerated adoption of software that assists in managing office functions in an environment with many employees working online. As more businesses migrated office functions to cloud computing platforms, sales of software providing payroll and other back-office services to smaller businesses grew significantly. Semiconductors and semiconductor equipment stocks benefited from a global microchip shortage, which helped bolster profit margins at companies that provide materials for chip manufacturers.

In terms of relative performance, the Fund significantly outperformed the broader market, as represented by the Russell 2500 Growth Index. On a relative basis, the leading contributor to the Fund’s return was Plug Power, a developer of hydrogen-powered fuel-cell technologies. The company initiated ventures to develop alternative power systems for vehicles in South Korea and France and announced plans to build North America’s largest hydrogen facility in New York state. Amyris, a maker of synthetic chemicals, was another notable contributor to the Fund’s relative performance, benefiting from the economic recovery and the related rebound in consumer spending. Amyris creates and sells sustainable ingredients to use in products such as cosmetics and foods while continuing to expand its pipeline of ingredients in active development.

On the downside, Kahoot!, a company in the entertainment industry that creates educational technology platforms, detracted from the Fund’s relative performance. Slow organic growth constrained the Norwegian company, although it continued to make acquisitions during the reporting period, such as Clever, which makes educational portal software. Used car sales platform Vroom also weighed on the Fund’s relative return amid slowing revenue growth and labor constraints.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Software	18.2%
Life Sciences Tools & Services	9.3
Semiconductors & Semiconductor Equipment	8.6
Health Care Equipment & Supplies	7.4
Health Care Technology	6.7
IT Services	6.4
Aerospace & Defense	5.0
Hotels, Restaurants & Leisure	4.6
Specialty Retail	4.1
Biotechnology	3.5
Diversified Consumer Services	3.2
Chemicals	2.9
Auto Components	2.8
Food Products	2.6
Electronic Equipment, Instruments & Components	2.1
Machinery	1.8
Building Products	1.7
Entertainment	1.6
Personal Products	1.5
Equity Real Estate Investment Trusts (REITs)	1.5
Electrical Equipment	1.2
Road & Rail	1.1
Internet & Direct Marketing Retail	1.0
Other (each representing less than 1%)	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Axon Enterprise Inc.	3.6%
Avalara Inc.	3.3
Phreesia Inc.	3.1
Bio-Techne Corp.	3.0
Amyris Inc.	2.9
Entegris Inc.	2.8
Lightspeed POS Inc.	2.8
Vroom Inc.	2.8
Fox Factory Holding Corp.	2.8
Five9 Inc.	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021	BlackRock Future Tech ETF

Investment Objective

The BlackRock Future Tech ETF (the “Fund”) seeks to maximize total return.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	43.68%
Fund Market	43.76
MSCI ACWI Index	30.25

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/29/20. The first day of secondary market trading was 10/1/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

MSCI All Country World Index comprises large and mid-capitalization developed and emerging market equities.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 999.20	$ 4.36		$ 1,000.00	$ 1,020.40	$ 4.41		0.88%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of July 31, 2021 (continued)	BlackRock Future Tech ETF

Portfolio Management Commentary

The stocks of companies developing innovative and emerging technologies in the technology sector advanced significantly during the reporting period. The semiconductors industry contributed the most to the Fund’s return, driven in part by a global shortage of semiconductors as a fast-paced economic recovery boosted demand, putting pressure on supply. The most notable contributors within the semiconductors industry were semiconductor capital equipment manufacturers that benefitted from increased investments from foundries, as well as semiconductor manufacturers tied to secular growth themes such as the build out of 5G infrastructure and the broader adoption of electric vehicles.

Internet companies were another source of strength as many companies posted strong earnings and growth on the back of increased ad spending as a result of the economic recovery. The software industry also contributed to the Fund’s return. Cloud software companies experienced considerable growth over the period as the pandemic continued to accelerate the digital transformation of enterprises from on-premise computing to cloud computing.

A position in Canadian payment software provider Lightspeed was the largest individual stock contributor to return over the period. The company benefitted from the reopening of its merchant base and an increase in payments monetization. A position in US-based social media company Snap Inc was the second largest individual stock contributor to return over the period, as the company’s flagship app, Snapchat, saw high growth in both revenue and daily active users.

A position in Japanese cloud security SaaS provider Hennge KK was the largest individual stock detractor from return over the period, as the adoption of SaaS has picked up slower than expected in Japan. A position in US-based e-commerce company ContextLogic was the second largest individual stock detractor from performance over the period. The company’s stock came under pressure as the economic restart led to a deceleration of revenue growth.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	27.2%
Software	24.8
IT Services	15.3
Interactive Media & Services	6.8
Internet & Direct Marketing Retail	4.9
Entertainment	4.9
Electronic Equipment, Instruments & Components	3.4
Professional Services	2.1
Automobiles	2.0
Machinery	1.6
Diversified Consumer Services	1.3
Road & Rail	1.3
Other (each representing less than 1%)	4.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Kakao Corp.	2.4%
Lightspeed POS Inc.	2.1
Marvell Technology Inc.	2.1
Silergy Corp.	2.1
Snap Inc., Class A	1.9
Tesla Inc.	1.7
Samsung SDI Co. Ltd.	1.7
Square Inc., Class A	1.7
Shift4 Payments Inc., Class A	1.7
Enphase Energy Inc.	1.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021	BlackRock U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	8.74%
Fund Market	8.81
Russell 1000® Index	7.97

For the fiscal period ended 7/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 4/6/21. The first day of secondary market trading was 4/8/21.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (04/06/21)	(a)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,087.40	$ 0.46		$ 1,000.00	$ 1,024.10	$ 0.70		0.14%

(a)	The beginning of the period (commencement of operations) is April 06, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (116 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 14 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	28.3%
Health Care	13.3
Consumer Discretionary	11.9
Communication Services	10.8
Financials	10.8
Industrials	9.4
Consumer Staples	5.1
Real Estate	3.1
Materials	2.6
Energy	2.5
Utilities	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	5.4%
Microsoft Corp.	5.0
Amazon.com Inc.	2.9
Facebook Inc., Class A	2.2
Alphabet Inc., Class C	2.0
Alphabet Inc., Class A	1.9
Tesla Inc.	1.4
Berkshire Hathaway Inc., Class B	1.3
JPMorgan Chase & Co.	1.2
NVIDIA Corp.	1.1

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2021	BlackRock U.S. Equity Factor Rotation ETF

Investment Objective

The BlackRock U.S. Equity Factor Rotation ETF (the “Fund”) seeks to outperform the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a factor rotation model. The Fund is an actively managed exchange-traded fund and does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	37.87%	19.89%	37.87%	53.72%
Fund Market	37.98	19.88	37.98	53.67
MSCI USA Index	37.70	23.99	37.70	66.23

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/19/19. The first day of secondary market trading was 3/21/19.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the US. Effective September 23, 2019, the Fund changed its benchmark against which it measures its performance from a custom weighted index composed of the 80% MSCI USA Index / 20% MSCI USA Minimum Volatility (USD) Index to the MSCI USA Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,178.50	$ 1.08		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 14 for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021 (continued)	BlackRock U.S. Equity Factor Rotation ETF

Portfolio Management Commentary

The Fund advanced for the reporting period, driven in large part by the information technology and consumer discretionary sectors. Among information technology stocks, the software and services industry gained, buoyed by an increase in investments to support remote work. Increased adoption of cloud computing, which provides a steady revenue stream for software makers, bolstered earnings in the industry. Sales of cloud products that build and deploy applications and services grew significantly, strengthening revenues in the industry. The semiconductors and semiconductor equipment industry benefited from a global microchip shortage and higher demand for advanced graphics cards amid an increase in gaming. The technology hardware and equipment industry also advanced as continued working and studying from home boosted demand for computers, mobile devices, and technology services.

The consumer discretionary sector was supported by robust consumer spending, which was particularly beneficial for automobiles and components manufacturers and retailers. Massive fiscal stimulus payments along with an improving employment landscape drove consumer spending, particularly among electric carmakers and multiline retailers.

Financials stocks were also meaningful contributors to the Fund’s return as robust retail stock trading and strong revenues from asset management and investment banking services benefited the diversified financials industry. Healthcare stocks gained amid development and distribution of coronavirus vaccines, which drove strong returns of biotechnology and pharmaceuticals stocks.

In terms of relative performance, the Fund outperformed the broader market, as represented by the MSCI USA Index. The Fund’s actively managed factor rotation strategy seeks diversified exposure to five style factors: value, low size, momentum, quality, and minimum volatility. The Fund seeks to outperform the broader market through the efficacy of these factors, as well as by actively emphasizing exposure to the factors that BlackRock Fund Advisors believes will perform best based on forward-looking insights.

The factors benefited the Fund’s relative performance as the value, low size, and quality factors outperformed the MSCI USA Index, while the minimum volatility and momentum factors trailed the broader market. The environment for factors with high sensitivity to economic growth, such as value and low size, improved as subsiding political uncertainty following the U.S. presidential election and vaccine rollouts heightened expectations for an economic recovery. The Fund’s factor tilting contributed to relative performance, driven primarily by limited exposure to the minimum volatility factor and overweight exposure to the low size factor.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	23.7%
Financials	14.5
Industrials	12.2
Consumer Discretionary	12.1
Health Care	12.1
Communication Services	9.4
Consumer Staples	4.1
Real Estate	3.5
Materials	3.4
Utilities	3.0
Energy	2.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Tesla Inc.	2.0%
Alphabet Inc., Class C	1.9
Alphabet Inc., Class A	1.8
Facebook Inc., Class A	1.7
Berkshire Hathaway Inc., Class B	1.6
Target Corp.	1.5
Nike Inc., Class B	1.4
Applied Materials Inc.	1.4
Bank of America Corp.	1.4
PayPal Holdings Inc.	1.4

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Fund Summary as of July 31, 2021	BlackRock World ex U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization World ex U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	4.77%
Fund Market	5.01
MSCI World ex USA Index	4.54

For the fiscal period ended 7/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 4/6/21. The first day of secondary market trading was 4/8/21.

The MSCI World ex USA Index captures large- and mid-cap representation across certain developed markets countries, excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (04/06/21)	(a)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,047.70	$ 0.65		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)	The beginning of the period (commencement of operations) is April 06, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (116 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 14 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	17.8%
Industrials	15.5
Consumer Discretionary	11.4
Health Care	11.3
Consumer Staples	9.9
Information Technology	9.8
Materials	8.8
Communication Services	4.8
Energy	4.4
Utilities	3.5
Real Estate	2.8

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Japan	20.6%
United Kingdom	11.3
Canada	10.2
France	9.5
Switzerland	9.1
Germany	8.1
Australia	7.2
Netherlands	5.1
Sweden	4.2
Denmark	2.8

F U N D S U M M A R Y	13

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 30.8%
Acceleron Pharma Inc.(a)(b)	946	$118,307
Acumen Pharmaceuticals Inc., NVS	502	7,771
Agios Pharmaceuticals Inc.(a)	1,106	53,187
Akeso Inc.(a)(c)	3,000	19,959
Allakos Inc.(a)	563	44,792
Alnylam Pharmaceuticals Inc.(a)	695	124,363
ALX Oncology Holdings Inc.(a)	162	9,487
Ambrx Biopharma Inc., ADR	322	6,295
Annexon Inc.(a)	460	9,688
Apellis Pharmaceuticals Inc.(a)	427	27,324
Applied Molecular Transport Inc.(a)(b)	416	11,660
Argenx SE, ADR(a)	302	91,938
Arrowhead Pharmaceuticals Inc.(a)	214	14,828
Beam Therapeutics Inc.(a)	82	7,544
BioAtla Inc.(a)	325	13,322
Biohaven Pharmaceutical Holding Co. Ltd.(a)	258	32,511
BioMarin Pharmaceutical Inc.(a)	505	38,749
Biomea Fusion Inc.(a)	1,181	15,577
Blueprint Medicines Corp.(a)	191	16,783
Bridgebio Pharma Inc.(a)	561	29,985
C4 Therapeutics Inc.(a)	854	36,842
CareDx Inc.(a)	571	47,987
Connect Biopharma Holdings Ltd.(a)	159	3,500
Cytokinetics Inc.(a)	648	19,233
Decibel Therapeutics Inc.(a)	353	2,520
Deciphera Pharmaceuticals Inc.(a)	206	6,281
Design Therapeutics Inc.(a)	183	2,833
Dicerna Pharmaceuticals Inc.(a)	1,007	37,773
Enanta Pharmaceuticals Inc.(a)	188	7,943
Fate Therapeutics Inc.(a)	123	10,184
Genetron Holdings Ltd., ADR(a)(b)	2,443	34,691
Genmab A/S(a)	548	247,684
Genmab A/S, ADR(a)	1,730	77,954
Global Blood Therapeutics Inc.(a)	854	23,340
Gritstone bio Inc.(a)	715	4,776
Horizon Therapeutics PLC(a)	526	52,610
Icosavax Inc., NVS	1,548	38,468
Ideaya Biosciences Inc.(a)	804	19,698
Imago Biosciences Inc., NVS(a)	288	5,276
Immuneering Corp., Cass A, NVS	168	2,955
Immunocore Holdings PLC(a)	140	4,581
Kadmon Holdings Inc.(a)	5,670	21,319
Keros Therapeutics Inc.(a)	532	19,578
Kinnate Biopharma Inc.(a)(b)	633	13,660
Kodiak Sciences Inc.(a)	192	16,097
Krystal Biotech Inc.(a)	256	14,961
Kymera Therapeutics Inc.(a)	681	40,983
Mirati Therapeutics Inc.(a)	227	36,334
Monte Rosa Therapeutics Inc.(a)	344	8,435
Morphic Holding Inc.(a)	222	12,792
Natera Inc.(a)	862	98,716
Nkarta Inc.(a)	319	10,131
Olema Pharmaceuticals Inc.(a)	573	13,454
Omega Therapeutics Inc., NVS	276	4,416
ORIC Pharmaceuticals Inc.(a)	493	8,208
PMV Pharmaceuticals Inc.(a)	1,185	40,302
Prometheus Biosciences Inc.(a)	710	14,889
Prothena Corp. PLC(a)	910	45,591

Security	Shares	Value

Biotechnology (continued)
PTC Therapeutics Inc.(a)	547	$20,966
RAPT Therapeutics Inc.(a)	473	14,507
Relay Therapeutics Inc.(a)	139	4,509
Rubius Therapeutics Inc.(a)	369	7,930
Seagen Inc.(a)	1,252	192,044
Talaris Therapeutics Inc.(a)	287	3,963
Taysha Gene Therapies Inc.(a)(b)	449	7,763
TCR2 Therapeutics Inc.(a)	573	7,128
Tenaya Therapeutics Inc., NVS	354	5,434
Translate Bio Inc.(a)	826	22,831
TScan Therapeutics Inc., NVS(a)	350	3,395
United Therapeutics Corp.(a)	149	27,108
Zai Lab Ltd., ADR(a)	486	70,280
Zentalis Pharmaceuticals Inc.(a)	571	30,383

		2,219,306

Diversified Financial Services — 1.6%
DA32 Life Science Tech Acquisition Corp., Class A, NVS(a)	3,181	31,810
Eucrates Biomedical Acquisition Corp.	1,857	18,087
Health Assurance Acquisition Corp., Class A(a)	2,816	27,484
Helix Acquisition Corp., Class A	445	4,441
Lifesci Acquisition II Corp.(a)	1,515	14,999
MedTech Acquisition Corp./NY, Class A(a)	1,908	18,508

		115,329

Electronic Equipment, Instruments & Components — 0.3%
908 Devices Inc.(a)	648	20,250

Health Care Equipment & Supplies — 29.6%
ABIOMED Inc.(a)	202	66,082
Alcon Inc.(b)	1,954	142,251
ConvaTec Group PLC(c)	11,764	38,738
Cooper Companies Inc. (The)	264	111,347
Demant A/S(a)	1,039	63,501
DENTSPLY SIRONA Inc.	1,330	87,833
Dexcom Inc.(a)	129	66,501
Edwards Lifesciences Corp.(a)	704	79,038
GN Store Nord A/S	409	35,842
Hill-Rom Holdings Inc.	365	50,538
Insulet Corp.(a)	357	99,849
Intuitive Surgical Inc.(a)	186	184,412
Masimo Corp.(a)	468	127,478
Nevro Corp.(a)	628	97,340
Novocure Ltd.(a)	55	8,471
NuVasive Inc.(a)	343	21,935
Nyxoah SA, NVS	1,368	44,357
Penumbra Inc.(a)	137	36,473
Pulmonx Corp.(a)	245	9,717
ResMed Inc.	456	123,941
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	600	36,354
SI-BONE Inc.(a)	341	10,346
Sonova Holding AG, Registered	180	70,674
STERIS PLC	348	75,847
Straumann Holding AG, Registered	83	153,883
Tandem Diabetes Care Inc.(a)	346	37,600
Teleflex Inc.	362	143,870
Zimmer Biomet Holdings Inc.	657	107,367

		2,131,585

Health Care Providers & Services — 13.8%
Addus HomeCare Corp.(a)	111	9,634
agilon health Inc.(a)(b)	634	23,325

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2021	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Alignment Healthcare Inc.(a)	780	$16,247
Amedisys Inc.(a)	580	151,160
Amplifon SpA	1,620	80,003
Cardinal Health Inc.	913	54,214
Centene Corp.(a)	963	66,071
Chemed Corp.	60	28,561
Cigna Corp.	310	71,142
Encompass Health Corp.	1,040	86,580
Guardant Health Inc.(a)	305	33,489
Humana Inc.	204	86,875
Innovage Holding Corp.(a)	182	3,069
Jinxin Fertility Group Ltd.(c)	50,000	93,969
LHC Group Inc.(a)	622	133,842
LifeStance Health Group Inc.(a)	877	20,785
Privia Health Group Inc.(a)	297	12,325
Rede D’Or Sao Luiz SA(c)	1,944	25,755

		997,046

Health Care Technology — 0.3%
Doximity Inc., Class A(a)	211	13,061
Sophia Genetics SA, NVS	619	9,687

		22,748

Life Sciences Tools & Services — 13.7%
Avantor Inc.(a)	1,923	72,266
Bruker Corp.	487	40,056
Charles River Laboratories International Inc.(a)	227	92,371
Cytek Biosciences Inc., NVS(a)	1,786	39,614
Gerresheimer AG	689	71,941
ICON PLC	529	128,690
Illumina Inc.(a)	88	43,626
IQVIA Holdings Inc.(a)	363	89,915
Joinn Laboratories China Co. Ltd., Class H(c)	840	14,059
Lonza Group AG, Registered	90	70,076
Olink Holding AB, ADR(a)	63	2,354
Rapid Micro Biosystems Inc., Cass A, NVS(a)	241	5,348
Sotera Health Co.(a)	2,797	66,289
WuXi AppTec Co. Ltd., Class H(c)	5,500	121,909
Wuxi Biologics Cayman Inc., New(a)(c)	8,500	129,831

		988,345

Pharmaceuticals — 3.3%
Astellas Pharma Inc.	2,500	39,819
Eisai Co. Ltd.	500	41,126
Marinus Pharmaceuticals Inc.(a)	1,183	17,390
Merck KGaA	199	40,736

Security	Shares	Value

Pharmaceuticals (continued)
Nektar Therapeutics, Class A(a)	890	$14,053
UCB SA	749	81,010

		234,134

Total Common Stocks — 93.4% (Cost: $5,518,025)		6,728,743

Warrants

Diversified Financial Services — 0.0%
Eucrates Biomedical Acquisition Corp., (Expires 12/14/25)	619	520
Health Assurance Acquisition Corp., (Expires 11/12/25)	704	979
MedTech Acquisition Corp./NY, (Expires 12/18/25)	636	573

		2,072

Total Warrants — 0.0% (Cost: $4,671)		2,072

Short-Term Investments

Money Market Funds — 8.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	185,189	185,281
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	430,000	430,000

		615,281

Total Short-Term Investments — 8.5% (Cost: $615,281)		615,281

Total Investments in Securities — 101.9% (Cost: $6,137,977)		7,346,096

Other Assets, Less Liabilities — (1.9)%		(137,517)

Net Assets — 100.0%		$7,208,579

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Future Health ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/29/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$185,326	(b)	$—	$(45)	$—	$185,281	185,189	$604	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		430,000	(b)	—	—	—	430,000	430,000	45		—

						$(45)	$—	$615,281		$649		$—

(a)	The Fund commenced operations on September 29, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,316,367	$1,412,376	$—	$6,728,743
Warrants	2,072	—	—	2,072
Money Market Funds	615,281	—	—	615,281

	$5,933,720	$1,412,376	$—	$7,346,096

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments July 31, 2021	BlackRock Future Innovators ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 5.0%
Axon Enterprise Inc.(a)	4,452	$828,161
HEICO Corp.	2,393	323,653

		1,151,814

Auto Components — 2.8%
Fox Factory Holding Corp.(a)	3,944	637,114

Beverages — 0.5%
Celsius Holdings Inc.(a)(b)	1,735	119,073

Biotechnology — 3.5%
Halozyme Therapeutics Inc.(a)	8,474	350,230
Invitae Corp.(a)(b)	6,687	187,169
Natera Inc.(a)	2,324	266,145

		803,544

Building Products — 1.7%
AZEK Co. Inc. (The), Class A(a)	10,678	388,359

Chemicals — 2.9%
Amyris Inc.(a)	45,053	656,873

Diversified Consumer Services — 3.2%
Bright Horizons Family Solutions Inc.(a)(b)	2,014	301,093
Chegg Inc.(a)	4,854	430,210
Duolingo Inc.(a)	74	10,379

		741,682

Electrical Equipment — 1.2%
Shoals Technologies Group Inc., Class A(a)	9,732	283,104

Electronic Equipment, Instruments & Components — 2.1%
908 Devices Inc.(a)	8,021	250,656
Halma PLC	5,937	238,317

		488,973

Entertainment — 1.6%
Kahoot! ASA(a)	84,695	376,927

Equity Real Estate Investment Trusts (REITs) — 1.5%
Innovative Industrial Properties Inc.	898	193,061
Rexford Industrial Realty Inc.	2,346	144,326

		337,387

Food Products — 2.6%
Freshpet Inc.(a)	3,891	569,837
Vital Farms Inc.(a)	1,897	33,027

		602,864

Health Care Equipment & Supplies — 7.4%
Eargo Inc.(a)	9,406	338,616
Inmode Ltd.(a)	2,479	281,788
Masimo Corp.(a)	2,239	609,881
Outset Medical Inc.(a)	6,773	277,422
Pulmonx Corp.(a)	4,705	186,600

		1,694,307

Health Care Providers & Services — 0.7%
Guardant Health Inc.(a)	1,372	150,646

Health Care Technology — 6.7%
Certara Inc.(a)	11,836	322,058
Doximity Inc., Class A(a)	648	40,111
Health Catalyst Inc.(a)	8,030	466,222
Phreesia Inc.(a)	10,527	719,520

		1,547,911

Security	Shares	Value

Hotels, Restaurants & Leisure — 4.6%
Penn National Gaming Inc.(a)(b)	6,218	$425,187
Planet Fitness Inc., Class A(a)	4,563	343,275
Wingstop Inc.	1,627	278,721

		1,047,183

Internet & Direct Marketing Retail — 1.0%
Fiverr International Ltd.(a)	947	235,718

IT Services — 6.4%
Globant SA(a)	1,890	452,012
Marqeta Inc., Class A(a)	6,438	172,732
MongoDB Inc., Class A(a)	961	344,922
Nuvei Corp.(a)(c)	1,374	112,874
Wix.com Ltd.(a)	1,288	384,648

		1,467,188

Life Sciences Tools & Services — 9.3%
10X Genomics Inc., Class A(a)	3,347	613,271
Bio-Techne Corp.	1,415	682,369
Olink Holding AB, ADR(a)(b)	4,941	184,645
Repligen Corp.(a)	1,823	447,911
Seer Inc., Class A(a)	6,956	222,175

		2,150,371

Machinery — 1.8%
Chart Industries Inc.(a)(b)	2,650	411,942

Personal Products — 1.5%
Honest Co. Inc. (The)(a)(b)	24,321	349,493

Road & Rail — 1.1%
Saia Inc.(a)	1,133	256,058

Semiconductors & Semiconductor Equipment — 8.6%
Brooks Automation Inc.	2,926	260,443
Cree Inc.(a)(b)	1,736	161,031
Entegris Inc.	5,321	641,925
Lattice Semiconductor Corp.(a)	5,074	287,950
Monolithic Power Systems Inc.	1,396	627,167

		1,978,516

Software — 18.2%
8x8 Inc.(a)	4,725	120,771
Avalara Inc.(a)	4,475	748,086
Bill.com Holdings Inc.(a)	2,743	567,307
Blackline Inc.(a)	2,666	304,964
Five9 Inc.(a)	3,140	632,051
Lightspeed POS Inc.(a)(b)	7,495	641,047
nCino Inc.(a)(b)	6,277	399,029
Paylocity Holding Corp.(a)	2,814	583,792
Q2 Holdings Inc.(a)	946	97,731
Vonage Holdings Corp.(a)	6,866	97,909

		4,192,687

Specialty Retail — 4.1%
Leslie’s Inc.(a)	12,928	314,797
Vroom Inc.(a)	17,243	638,681

		953,478

Total Common Stocks — 100.0% (Cost: $21,085,640)		23,023,212

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Future Innovators ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 13.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	3,152,840	$3,154,417
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	50,000	50,000

		3,204,417

Total Short-Term Investments — 13.9% (Cost: $3,204,417)		3,204,417

Total Investments in Securities — 113.9% (Cost: $24,290,057)		26,227,629

Other Assets, Less Liabilities — (13.9)%		(3,202,850)

Net Assets — 100.0%		$23,024,779

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/29/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$3,154,584	(b)	$—	$(167)	$—	$3,154,417	3,152,840	$3,415	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		50,000	(b)	—	—	—	50,000	50,000	7		—

						$(167)	$—	$3,204,417		$3,422		$—

(a)	The Fund commenced operations on September 29, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$22,407,968	$615,244	$—	$23,023,212
Money Market Funds	3,204,417	—	—	3,204,417

	$25,612,385	$615,244	$—	$26,227,629

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments July 31, 2021	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.0%
Arrival SA(a)	4,606	$59,279
Tesla Inc.(a)(b)	498	342,226

		401,505

Diversified Consumer Services — 1.2%
Chegg Inc.(b)	2,702	239,478
Duolingo Inc.(b)	89	12,482

		251,960

Diversified Telecommunication Services — 0.6%
Bandwidth Inc., Class A(b)	985	127,715

Electrical Equipment — 0.4%
Shoals Technologies Group Inc., Class A(b)	2,886	83,954

Electronic Equipment, Instruments & Components — 3.2%
Cognex Corp.	1,635	147,820
II-VI Inc.(a)(b)	2,433	169,848
Samsung SDI Co. Ltd.	530	342,136

		659,804

Entertainment — 4.7%
Bilibili Inc., ADR(a)(b)	2,754	235,687
NCSoft Corp.	166	119,059
Roku Inc.(b)	714	305,813
Take-Two Interactive Software Inc.(b)	794	137,696
Zynga Inc., Class A(b)	15,016	151,662

		949,917

Health Care Providers & Services — 0.7%
agilon health Inc.(a)(b)	3,953	145,431

Health Care Technology — 0.2%
Doximity Inc., Class A(a)(b)	730	45,187

Hotels, Restaurants & Leisure — 0.8%
Expedia Group Inc.(b)	1,047	168,431

Interactive Media & Services — 6.6%
Acast AB	14,809	53,329
Bumble Inc., Class A(b)	1,742	88,633
Eventbrite Inc., Class A(a)(b)	5,853	104,008
Kakao Corp.	3,601	460,982
Kanzhun Ltd.(b)	1,800	62,010
Snap Inc., Class A, NVS(b)	5,007	372,621
ZoomInfo Technologies Inc., Class A(b)	3,518	189,092

		1,330,675

Internet & Direct Marketing Retail — 4.7%
Delivery Hero SE(b)(c)	1,364	203,908
Farfetch Ltd., Class A(b)	4,947	247,943
MercadoLibre Inc.(b)	151	236,874
Ozon Holdings PLC, ADR(b)	5,015	261,833

		950,558

IT Services — 14.7%
Adyen NV(b)(c)	71	192,413
Affirm Holdings Inc.(a)(b)	287	16,164
Dlocal Ltd./Uruguay(a)	2,727	123,097
Endava PLC, ADR(b)	2,096	269,588
GMO Payment Gateway Inc.	1,400	179,966
Locaweb Servicos de Internet SA(c)	54,736	261,791
MongoDB Inc., Class A(a)(b)	609	218,582
Okta Inc.(a)(b)	862	213,595
Pagseguro Digital Ltd., Class A(a)	3,423	189,771

Security	Shares	Value

IT Services (continued)
Paymentus Holdings Inc., Class A(b)	2,175	$63,075
Shift4 Payments Inc., Class A(b)	3,636	324,295
Square Inc., Class A(b)	1,351	334,048
StoneCo Ltd., Class A	2,942	173,107
Twilio Inc., Class A(b)	791	295,510
Wix.com Ltd.(b)	459	137,076

		2,992,078

Machinery — 1.6%
Airtac International Group	3,000	96,946
Berkshire Grey Inc., Class A(a)	10,287	97,315
Hiwin Technologies Corp.	11,000	126,566

		320,827

Multiline Retail — 0.8%
Magazine Luiza SA	41,235	163,095

Professional Services — 2.1%
CoStar Group Inc.(b)	1,681	149,357
Legalzoomcom Inc.	3,597	132,298
TransUnion	1,158	139,029

		420,684

Road & Rail — 1.2%
Lyft Inc., Class A(b)	3,299	182,501
TuSimple Holdings Inc., Class A(b)	1,705	62,744

		245,245

Semiconductors & Semiconductor Equipment — 26.2%
Alphawave IP Group PLC	22,896	135,704
Ambarella Inc.(b)	1,398	137,689
Andes Technology Corp.	8,000	164,951
ASM International NV	654	232,111
BE Semiconductor Industries NV	2,702	237,124
Canadian Solar Inc.(a)(b)	1,998	80,420
Cree Inc.(a)(b)	2,361	219,006
Enphase Energy Inc.(b)	1,644	311,702
Entegris Inc.	2,235	269,630
KLA Corp.	463	161,198
Lasertec Corp.	1,600	300,371
Lattice Semiconductor Corp.(b)	4,819	273,478
MACOM Technology Solutions Holdings Inc.(a)(b)	3,026	186,765
Marvell Technology Inc.	6,851	414,554
Monolithic Power Systems Inc.	619	278,092
Nordic Semiconductor ASA(b)	6,316	206,816
ON Semiconductor Corp.(b)	5,364	209,518
Qorvo Inc.(b)	1,190	225,612
Silergy Corp.	3,000	407,054
SkyWater Technology Inc.(b)	3,489	60,220
SOITEC(b)	1,150	275,710
Tower Semiconductor Ltd.	4,257	118,557
Ultra Clean Holdings Inc.(b)	4,888	264,001
Will Semiconductor Co. Ltd. Shanghai, Class A	3,200	150,090

		5,320,373

Software — 23.9%
Alkami Technology Inc.(b)	443	13,861
Altium Ltd.	7,295	182,193
AppLovin Corp., Class A(a)(b)	1,758	108,064
Atlassian Corp. PLC, Class A(b)	817	265,623
Avalara Inc.(a)(b)	1,147	191,744
Bill.com Holdings Inc.(a)(b)	546	112,924
Cloudflare Inc., Class A(b)	1,741	206,535
Confluent Inc., Class A(b)	1,779	69,719

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Coupa Software Inc.(b)	540	$117,180
Crowdstrike Holdings Inc., Class A(b)	1,013	256,907
CS Disco Inc.(b)	2,604	107,623
Dolby Laboratories Inc., Class A	1,592	154,583
Elastic NV(b)	1,246	184,483
Five9 Inc.(b)	1,253	252,216
Freee KK(b)	2,000	171,679
Glodon Co. Ltd., Class A	11,871	116,049
Latch Inc.(b)	11,491	153,175
Lightspeed POS Inc.(b)	4,896	419,237
Ming Yuan Cloud Group Holdings Ltd.	40,000	149,577
Olo Inc., Class A(b)	1,536	53,868
Plaid Inc.(b)	2,700	60,773
Procore Technologies Inc.(b)	439	45,340
Rakus Co. Ltd.	8,700	244,899
Synopsys Inc.(b)	830	239,032
Trade Desk Inc. (The), Class A(b)	2,076	170,045
Tuya Inc.(b)	2,630	52,284
Unity Software Inc.(b)	1,681	180,069
Xero Ltd.(b)	1,855	192,461
Zendesk Inc.(b)	1,256	163,946
Zscaler Inc.(b)	905	213,499

		4,849,588

Specialty Retail — 0.7%
Vroom Inc.(a)(b)	3,958	146,604

Total Common Stocks — 96.3% (Cost: $16,557,719)		19,573,631

Security	Shares	Value

Short-Term Investments

Money Market Funds — 19.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	2,978,631	$2,980,120
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	870,000	870,000

		3,850,120

Total Short-Term Investments — 19.0% (Cost: $3,850,120)		3,850,120

Total Investments in Securities — 115.3% (Cost: $20,407,839)		23,423,751

Other Assets, Less Liabilities — (15.3)%		(3,104,931)

Net Assets — 100.0%		$20,318,820

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/29/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$2,980,293	(b)	$—	$(173)	$—	$2,980,120	2,978,631	$11,425	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		870,000	(b)	—	—	—	870,000	870,000	26		—

						$(173)	$—	$3,850,120		$11,451		$—

(a)	The Fund commenced operations on September 29, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	BlackRock Future Tech ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$14,759,797	$4,813,834	$—	$19,573,631
Money Market Funds	3,850,120	—	—	3,850,120

	$18,609,917	$4,813,834	$—	$23,423,751

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Axon Enterprise Inc.(a)	2,061	$383,387
Howmet Aerospace Inc.(a)	32,654	1,071,704
L3Harris Technologies Inc.	19,142	4,340,257
Raytheon Technologies Corp.	69,812	6,070,154

		11,865,502

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	28,150	2,510,136
Expeditors International of Washington Inc.	31,528	4,043,466
United Parcel Service Inc., Class B	29,276	5,602,255

		12,155,857

Airlines — 0.2%
Alaska Air Group Inc.(a)	27,024	1,568,203
American Airlines Group Inc.(a)	32,654	665,488
Southwest Airlines Co.(a)	16,890	853,283

		3,086,974

Auto Components — 0.4%
Aptiv PLC(a)	27,024	4,508,955
BorgWarner Inc.	20,900	1,023,682
Lear Corp.	2,252	394,055
QuantumScape Corp., Class A(a)(b)	9,008	206,373

		6,133,065

Automobiles — 1.5%
Ford Motor Co.(a)	38,284	534,062
General Motors Co.(a)	45,040	2,560,074
Tesla Inc.(a)	27,596	18,963,971

		22,058,107

Banks — 3.8%
Bank of America Corp.	276,213	10,595,531
Citigroup Inc.	74,056	5,007,667
Citizens Financial Group Inc.	14,638	617,138
Comerica Inc.	3,722	255,553
East West Bancorp. Inc.	2,401	170,831
Fifth Third Bancorp	29,626	1,075,128
First Republic Bank/CA	5,619	1,095,817
Huntington Bancshares Inc./OH	34,906	491,476
JPMorgan Chase & Co.	107,134	16,260,799
KeyCorp	32,654	641,978
M&T Bank Corp.	4,504	602,860
PNC Financial Services Group Inc. (The)	15,136	2,760,958
Regions Financial Corp.	28,150	541,887
Signature Bank/New York NY	2,252	511,136
SVB Financial Group(a)	2,567	1,411,747
Truist Financial Corp.	49,939	2,718,180
U.S. Bancorp	51,322	2,850,424
Wells Fargo & Co.	146,380	6,724,697

		54,333,807

Beverages — 1.8%
Coca-Cola Co. (The)	215,564	12,293,615
Constellation Brands Inc., Class A	7,741	1,736,616
Molson Coors Beverage Co., Class B(a)	43,914	2,146,955
PepsiCo Inc.	58,461	9,175,454

		25,352,640

Biotechnology — 2.3%
AbbVie Inc.	59,678	6,940,551
Alnylam Pharmaceuticals Inc.(a)	4,504	805,946
Amgen Inc.	10,134	2,447,766
Biogen Inc.(a)	4,258	1,391,216

Security	Shares	Value

Biotechnology (continued)
Gilead Sciences Inc.	99,088	$6,766,719
Incyte Corp.(a)	42,788	3,309,652
Moderna Inc.(a)	11,260	3,981,536
Novavax Inc.(a)	3,378	605,777
Regeneron Pharmaceuticals Inc.(a)	1,126	647,011
Seagen Inc.(a)	5,630	863,586
Vertex Pharmaceuticals Inc.(a)	25,898	5,220,519

		32,980,279

Building Products — 1.7%
A O Smith Corp.	68,686	4,830,686
Allegion PLC	24,772	3,383,855
Carrier Global Corp.	24,772	1,368,653
Johnson Controls International PLC	143,002	10,213,203
Masco Corp.	9,008	537,868
Owens Corning	7,882	757,933
Trane Technologies PLC	12,386	2,521,914

		23,614,112

Capital Markets — 3.0%
Ameriprise Financial Inc.	5,284	1,360,947
Apollo Global Management Inc., Class A	6,289	370,171
Bank of New York Mellon Corp. (The)	18,016	924,761
BlackRock Inc.(c)	5,630	4,882,167
Blackstone Group Inc. (The), NVS	13,512	1,557,528
Charles Schwab Corp. (The)	52,437	3,563,094
CME Group Inc.	12,386	2,627,442
Evercore Inc., Class A	1,089	143,966
FactSet Research Systems Inc.	437	156,131
Franklin Resources Inc.	6,288	185,810
Goldman Sachs Group Inc. (The)	12,252	4,593,030
Interactive Brokers Group Inc., Class A	4,504	278,617
Intercontinental Exchange Inc.	15,764	1,889,000
Invesco Ltd.	10,290	250,870
KKR & Co. Inc.	19,054	1,214,883
MarketAxess Holdings Inc.	2,252	1,070,083
Moody’s Corp.	5,630	2,116,880
Morgan Stanley	54,873	5,266,711
MSCI Inc., Class A	3,378	2,013,153
Northern Trust Corp.	5,630	635,346
Raymond James Financial Inc.	2,172	281,231
S&P Global Inc.	10,134	4,344,649
State Street Corp.	12,386	1,079,316
T Rowe Price Group Inc.	7,882	1,609,189

		42,414,975

Chemicals — 1.5%
Albemarle Corp.	4,633	954,583
DuPont de Nemours Inc.	78,598	5,898,780
Element Solutions Inc.	115,978	2,712,725
FMC Corp.	47,292	5,057,879
International Flavors & Fragrances Inc.	6,756	1,017,724
PPG Industries Inc.	12,386	2,025,359
Sherwin-Williams Co. (The)	11,260	3,276,998

		20,944,048

Commercial Services & Supplies — 0.3%
Cintas Corp.	3,760	1,482,117
MSA Safety Inc.	16,890	2,778,067

		4,260,184

Communications Equipment — 0.8%
Arista Networks Inc.(a)	2,252	856,638
Cisco Systems Inc.	113,726	6,297,009

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
CommScope Holding Co. Inc.(a)	43,914	$929,220
Juniper Networks Inc.	101,340	2,851,708
Ubiquiti Inc.	2,252	705,101

		11,639,676

Construction & Engineering — 0.1%
AECOM(a)	12,386	779,823

Construction Materials — 0.2%
Martin Marietta Materials Inc.	7,882	2,863,531

Consumer Finance — 0.8%
Ally Financial Inc.	12,386	636,145
American Express Co.	29,220	4,982,886
Capital One Financial Corp.	15,764	2,549,039
Discover Financial Services	13,512	1,679,812
OneMain Holdings Inc.	3,397	207,217
Synchrony Financial	27,024	1,270,668
Upstart Holdings Inc.(a)	2,626	317,116

		11,642,883

Containers & Packaging — 0.3%
Amcor PLC	200,428	2,316,948
Ball Corp.	20,268	1,639,276
Westrock Co.	11,260	554,104

		4,510,328

Distributors — 0.7%
Genuine Parts Co.	50,561	6,417,202
Pool Corp.	6,756	3,228,152

		9,645,354

Diversified Financial Services — 1.2%
Berkshire Hathaway Inc., Class B(a)	63,056	17,547,854

Diversified Telecommunication Services — 0.8%
AT&T Inc.	253,385	7,107,449
Verizon Communications Inc.	82,198	4,585,005

		11,692,454

Electric Utilities — 1.6%
Avangrid Inc.	13,757	717,290
Edison International	76,568	4,172,956
Eversource Energy	86,702	7,479,782
Exelon Corp.	38,323	1,793,516
NextEra Energy Inc.	116,157	9,048,630

		23,212,174

Electrical Equipment — 0.3%
Acuity Brands Inc.	11,260	1,974,779
ChargePoint Holdings Inc.(a)(b)	6,756	159,779
Generac Holdings Inc.(a)	586	245,745
Plug Power Inc.(a)	24,772	675,780
Rockwell Automation Inc.	3,378	1,038,465
Sunrun Inc.(a)(b)	12,386	656,087
Vertiv Holdings Co., Class A	7,882	221,011

		4,971,646

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	49,544	3,591,445
Arrow Electronics Inc.(a)	16,948	2,009,524
Coherent Inc.(a)	1,052	258,729
IPG Photonics Corp.(a)	3,378	736,945
Zebra Technologies Corp., Class A(a)	1,809	999,436

		7,596,079

Security	Shares	Value

Energy Equipment & Services — 0.2%
Baker Hughes Co., Class A	33,780	$717,487
Halliburton Co.	29,276	605,428
Schlumberger Ltd.	68,686	1,980,217

		3,303,132

Entertainment — 2.0%
Activision Blizzard Inc.	24,772	2,071,435
Netflix Inc.(a)	22,520	11,655,676
Roku Inc.(a)	4,504	1,929,108
Skillz Inc., Class A(a)(b)	22,520	317,082
Spotify Technology SA(a)	9,008	2,059,859
Walt Disney Co. (The)(a)	58,552	10,306,323

		28,339,483

Equity Real Estate Investment Trusts (REITs) — 3.1%
American Homes 4 Rent, Class A	37,158	1,560,636
Apartment Income REIT Corp.	10,134	533,454
Boston Properties Inc.	36,032	4,229,436
Brixmor Property Group Inc.	55,174	1,270,105
CyrusOne Inc.	11,260	802,500
Equinix Inc.	3,378	2,771,345
Equity Residential	47,292	3,978,676
Essex Property Trust Inc.	15,764	5,172,168
Extra Space Storage Inc.	4,504	784,327
Federal Realty Investment Trust	21,394	2,514,437
Hudson Pacific Properties Inc.	52,922	1,442,654
Kilroy Realty Corp.	47,292	3,275,917
Kimco Realty Corp.	36,032	768,563
Mid-America Apartment Communities Inc.	9,008	1,739,445
Prologis Inc.	5,630	720,865
Regency Centers Corp.	30,402	1,988,595
Simon Property Group Inc.	12,386	1,567,077
SL Green Realty Corp.	5,630	419,210
Sun Communities Inc.	5,630	1,104,099
UDR Inc.	102,499	5,636,420
Ventas Inc.	15,764	942,372
Welltower Inc.	4,504	391,217

		43,613,518

Food & Staples Retailing — 1.0%
Kroger Co. (The)	40,536	1,649,815
Sysco Corp.	4,504	334,197
U.S. Foods Holding Corp.(a)	5,630	193,334
Walgreens Boots Alliance Inc.	58,552	2,760,727
Walmart Inc.	62,077	8,849,076

		13,787,149

Food Products — 0.8%
Beyond Meat Inc.(a)	2,252	276,321
Campbell Soup Co.	42,788	1,870,691
General Mills Inc.	36,032	2,120,844
Hain Celestial Group Inc. (The)(a)	69,904	2,789,869
Kellogg Co.	25,898	1,640,897
Kraft Heinz Co. (The)	42,788	1,646,054
Lamb Weston Holdings Inc.	2,252	150,366
Pilgrim’s Pride Corp.(a)	10,109	223,914
Post Holdings Inc.(a)	10,134	1,037,114

		11,756,070

Gas Utilities — 0.4%
UGI Corp.	126,112	5,799,891

Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	79,946	9,671,867

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.	14,638	$3,743,669
Boston Scientific Corp.(a)	28,150	1,283,640
Danaher Corp.	4,064	1,208,999
Edwards Lifesciences Corp.(a)	46,166	5,183,057
Hill-Rom Holdings Inc.	16,981	2,351,189
Hologic Inc.(a)	14,638	1,098,436
ICU Medical Inc.(a)	13,512	2,746,854
IDEXX Laboratories Inc.(a)	3,631	2,463,742
Medtronic PLC	102,466	13,454,810
Novocure Ltd.(a)	2,252	346,831
Stryker Corp.	13,512	3,660,941
West Pharmaceutical Services Inc.	11,260	4,636,080
Zimmer Biomet Holdings Inc.	2,252	368,022

		52,218,137

Health Care Providers & Services — 2.0%
Anthem Inc.	5,630	2,161,976
Centene Corp.(a)	5,299	363,564
Cigna Corp.	7,316	1,678,949
CVS Health Corp.	92,332	7,604,463
Encompass Health Corp.	6,756	562,437
Guardant Health Inc.(a)	1,375	150,975
HCA Healthcare Inc.	6,756	1,676,839
Humana Inc.	2,252	959,037
Quest Diagnostics Inc.	7,882	1,117,668
UnitedHealth Group Inc.	28,150	11,603,993
Universal Health Services Inc., Class B	2,338	375,039

		28,254,940

Health Care Technology — 0.4%
Cerner Corp.	22,520	1,810,383
Teladoc Health Inc.(a)(b)	6,756	1,002,928
Veeva Systems Inc., Class A(a)	7,882	2,622,420

		5,435,731

Hotels, Restaurants & Leisure — 2.4%
Booking Holdings Inc.(a)	3,982	8,673,831
Caesars Entertainment Inc.(a)	3,378	295,102
Carnival Corp.(a)	18,016	390,047
Darden Restaurants Inc.	9,008	1,314,087
DraftKings Inc., Class A(a)	7,882	382,277
McDonald’s Corp.	39,410	9,565,201
Penn National Gaming Inc.(a)	5,630	384,979
Royal Caribbean Cruises Ltd.(a)	10,134	779,001
Starbucks Corp.	37,158	4,512,096
Travel + Leisure Co.	15,764	816,575
Yum China Holdings Inc.	5,630	350,130
Yum! Brands Inc.	46,166	6,065,751

		33,529,077

Household Durables — 0.6%
Leggett & Platt Inc.	76,568	3,677,561
Newell Brands Inc.	115,978	2,870,456
Whirlpool Corp.	7,882	1,746,178

		8,294,195

Household Products — 1.1%
Church & Dwight Co. Inc.	16,890	1,462,336
Clorox Co. (The)	11,630	2,103,751
Colgate-Palmolive Co.	52,697	4,189,412
Procter & Gamble Co. (The)	50,670	7,206,794

		14,962,293

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	5,630	$238,937

Industrial Conglomerates — 0.9%
3M Co.	18,016	3,566,087
General Electric Co.	340,052	4,403,674
Honeywell International Inc.	19,142	4,475,208

		12,444,969

Insurance — 1.8%
Aflac Inc.	27,877	1,533,235
Allstate Corp. (The)	6,756	878,618
American Financial Group Inc./OH	1,950	246,655
American International Group Inc.	29,276	1,386,219
Aon PLC, Class A	9,688	2,519,171
Arch Capital Group Ltd.(a)	16,890	658,710
Arthur J Gallagher & Co.	4,504	627,452
Athene Holding Ltd., Class A(a)	4,946	319,611
Brown & Brown Inc.	5,949	323,626
Cincinnati Financial Corp.	5,630	663,664
Everest Re Group Ltd.	1,018	257,381
First American Financial Corp.	2,037	137,110
Globe Life Inc.	1,686	156,983
Hartford Financial Services Group Inc. (The)	14,638	931,270
Lemonade Inc.(a)	6,756	588,177
Lincoln National Corp.	12,386	763,225
Loews Corp.	2,806	150,486
Markel Corp.(a)	230	277,419
Marsh & McLennan Companies Inc.	18,016	2,652,316
MetLife Inc.	37,670	2,173,559
Principal Financial Group Inc.	18,924	1,175,748
Progressive Corp. (The)	22,116	2,104,559
Prudential Financial Inc.	18,016	1,806,644
Reinsurance Group of America Inc.	1,659	182,789
RenaissanceRe Holdings Ltd.	1,126	171,929
Travelers Companies Inc. (The)	10,606	1,579,446
W R Berkley Corp.	3,190	233,412
Willis Towers Watson PLC	5,630	1,160,230

		25,659,644

Interactive Media & Services — 6.2%
Alphabet Inc., Class A(a)	9,721	26,193,526
Alphabet Inc., Class C, NVS(a)	10,134	27,406,592
Facebook Inc., Class A(a)	85,327	30,402,010
IAC/InterActiveCorp.(a)	7,882	1,082,120
Match Group Inc.(a)	3,245	516,831
Pinterest Inc., Class A(a)	12,205	718,874
TripAdvisor Inc.(a)	16,890	640,976
Twitter Inc.(a)	20,268	1,413,693
Zillow Group Inc., Class C, NVS(a)	5,630	598,244

		88,972,866

Internet & Direct Marketing Retail — 3.2%
Amazon.com Inc.(a)	12,331	41,032,512
DoorDash Inc., Class A(a)	5,630	981,253
Etsy Inc.(a)	10,134	1,859,690
Qurate Retail Inc., Series A	87,828	1,041,640
Wayfair Inc., Class A(a)	1,755	423,587

		45,338,682

IT Services — 4.6%
Accenture PLC, Class A	32,654	10,373,523
Automatic Data Processing Inc.	4,504	944,174
Broadridge Financial Solutions Inc.	11,260	1,953,497

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
DXC Technology Co.(a)	6,756	$270,105
Fidelity National Information Services Inc.	9,008	1,342,642
Global Payments Inc.	5,851	1,131,642
Globant SA(a)	2,252	538,588
International Business Machines Corp.	30,402	4,285,466
Mastercard Inc., Class A	28,914	11,159,069
MongoDB Inc., Class A(a)	1,111	398,760
Okta Inc.(a)	2,252	558,023
Paychex Inc.	5,630	640,807
PayPal Holdings Inc.(a)	40,536	11,168,884
Snowflake Inc., Class A(a)	5,630	1,496,004
Square Inc., Class A(a)	14,706	3,636,206
StoneCo Ltd., Class A	12,386	728,792
Twilio Inc., Class A(a)	4,282	1,599,712
Visa Inc., Class A	49,544	12,207,146
Wix.com Ltd.(a)	2,252	672,537

		65,105,577

Leisure Products — 0.1%
Peloton Interactive Inc., Class A(a)	10,134	1,196,319

Life Sciences Tools & Services — 1.3%
Illumina Inc.(a)	10,134	5,023,930
IQVIA Holdings Inc.(a)	20,268	5,020,384
PerkinElmer Inc.	5,855	1,066,957
Thermo Fisher Scientific Inc.	13,625	7,357,636

		18,468,907

Machinery — 2.0%
Caterpillar Inc.	21,153	4,373,383
Cummins Inc.	5,630	1,306,723
Deere & Co.	7,607	2,750,615
Dover Corp.	69,244	11,572,057
Ingersoll Rand Inc.(a)	37,762	1,845,429
Middleby Corp. (The)(a)	7,882	1,509,324
PACCAR Inc.	3,451	286,398
Pentair PLC	47,292	3,484,002
Xylem Inc./NY	10,134	1,275,364

		28,403,295

Media — 1.0%
Charter Communications Inc., Class A(a)	4,504	3,351,201
Comcast Corp., Class A	175,656	10,333,843
ViacomCBS Inc., Class B, NVS	19,142	783,482

		14,468,526

Metals & Mining — 0.5%
Royal Gold Inc.	30,402	3,694,451
Steel Dynamics Inc.	58,552	3,773,676

		7,468,127

Multi-Utilities — 0.1%
CenterPoint Energy Inc.	7,882	200,676
Consolidated Edison Inc.	16,890	1,245,975

		1,446,651

Multiline Retail — 0.3%
Nordstrom Inc.(a)	19,371	641,180
Target Corp.	15,764	4,115,192

		4,756,372

Oil, Gas & Consumable Fuels — 2.2%
Cheniere Energy Inc.(a)	33,780	2,868,935
Chevron Corp.	44,692	4,550,093
ConocoPhillips	79,946	4,481,773

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	18,016	$465,533
Diamondback Energy Inc.	4,504	347,394
EOG Resources Inc.	10,134	738,363
EQT Corp.(a)	52,922	973,236
Exxon Mobil Corp.	40,536	2,333,658
Kinder Morgan Inc.	567,504	9,863,219
Marathon Petroleum Corp.	11,260	621,777
Pioneer Natural Resources Co.	3,378	491,060
Valero Energy Corp.	5,630	377,041
Williams Companies Inc. (The)	136,246	3,412,962

		31,525,044

Personal Products — 0.4%
Coty Inc., Class A(a)	87,828	766,738
Estee Lauder Companies Inc. (The), Class A	13,512	4,510,711

		5,277,449

Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	136,246	9,247,016
Catalent Inc.(a)	13,512	1,618,873
Eli Lilly & Co.	41,662	10,144,697
Johnson & Johnson	77,694	13,378,907
Merck & Co. Inc.	77,694	5,972,338
Nektar Therapeutics, Class A(a)	77,694	1,226,788
Perrigo Co. PLC	30,809	1,479,756
Pfizer Inc.	141,876	6,073,712
Viatris Inc.	42,788	602,027

		49,744,114

Professional Services — 1.3%
CoStar Group Inc.(a)	101,340	9,004,059
Equifax Inc.	2,252	586,871
IHS Markit Ltd.	4,504	526,247
Jacobs Engineering Group Inc.	38,284	5,177,911
Leidos Holdings Inc.	16,890	1,797,434
TransUnion	2,252	270,375
Verisk Analytics Inc., Class A	4,504	855,490

		18,218,387

Real Estate Management & Development — 0.0%
Opendoor Technologies Inc.(a)	29,276	433,870

Road & Rail — 0.9%
CSX Corp.	124,986	4,039,547
JB Hunt Transport Services Inc.	12,386	2,086,422
Knight-Swift Transportation Holdings Inc.	55,174	2,741,596
Old Dominion Freight Line Inc.	1,126	303,063
Uber Technologies Inc.(a)	13,512	587,232
Union Pacific Corp.	12,386	2,709,561

		12,467,421

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices Inc.(a)	70,938	7,532,906
Analog Devices Inc.	30,402	5,089,903
Applied Materials Inc.	22,520	3,151,224
Broadcom Inc.	19,142	9,291,527
Intel Corp.	90,080	4,839,098
Marvell Technology Inc.	48,356	2,926,021
Maxim Integrated Products Inc.	63,292	6,323,504
Microchip Technology Inc.	22,520	3,223,062
MKS Instruments Inc.	6,756	1,056,909
Monolithic Power Systems Inc.	2,252	1,011,733
NVIDIA Corp.	81,072	15,808,229
QUALCOMM Inc.	21,394	3,204,821

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions Inc.	6,756	$1,246,550
Texas Instruments Inc.	30,402	5,795,229
Universal Display Corp.	12,386	2,904,393
Xilinx Inc.	5,008	750,399

		74,155,508

Software — 10.9%
Adobe Inc.(a)	23,733	14,753,145
Atlassian Corp. PLC, Class A(a)	2,252	732,170
Autodesk Inc.(a)	3,378	1,084,777
Bill.com Holdings Inc.(a)	1,126	232,879
C3.ai Inc., Class A(a)	5,630	283,470
Cadence Design Systems Inc.(a)	30,402	4,488,855
Citrix Systems Inc.	6,756	680,667
Cloudflare Inc., Class A(a)	9,008	1,068,619
Coupa Software Inc.(a)	1,126	244,342
Crowdstrike Holdings Inc., Class A(a)	4,857	1,231,784
Datadog Inc., Class A(a)	2,252	249,296
DocuSign Inc., Class A(a)	4,504	1,342,372
Dolby Laboratories Inc., Class A	65,567	6,366,556
Fortinet Inc.(a)	4,504	1,226,169
Guidewire Software Inc.(a)	7,882	908,006
Intuit Inc.	29,718	15,749,648
Microsoft Corp.	245,468	69,936,288
NortonLifeLock Inc.	129,490	3,213,942
Oracle Corp.	41,662	3,630,427
Palantir Technologies Inc., Class A(a)	65,308	1,417,837
Palo Alto Networks Inc.(a)	2,705	1,079,430
Proofpoint Inc.(a)	5,745	1,003,422
PTC Inc.(a)	2,371	321,152
salesforce.com Inc.(a)	41,662	10,079,288
ServiceNow Inc.(a)	12,894	7,580,254
Trade Desk Inc. (The), Class A(a)	4,504	368,923
Unity Software Inc.(a)	2,252	241,234
Workday Inc., Class A(a)	15,764	3,695,082
Zoom Video Communications Inc., Class A(a)	6,756	2,554,444

		155,764,478

Specialty Retail — 2.1%
AutoNation Inc.(a)	22,520	2,732,352
Best Buy Co. Inc.	4,504	506,024
Carvana Co., Class A(a)	2,252	760,185
GameStop Corp., Class A(a)	2,252	362,842
Home Depot Inc. (The)	40,536	13,303,510
L Brands Inc.	4,637	371,285
Lowe’s Companies Inc.	34,906	6,726,037
Ross Stores Inc.	10,134	1,243,340

Security	Shares	Value

Specialty Retail (continued)
TJX Companies Inc. (The)	32,654	$2,246,922
Ulta Beauty Inc.(a)	2,252	756,222
Williams-Sonoma Inc.	2,252	341,628

		29,350,347

Technology Hardware, Storage & Peripherals — 5.8%
Apple Inc.	521,413	76,053,300
Dell Technologies Inc., Class C(a)	27,024	2,611,059
Hewlett Packard Enterprise Co.	183,735	2,664,157
Pure Storage Inc., Class A(a)	61,930	1,208,874

		82,537,390

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica Inc.(a)	3,378	1,351,774
Nike Inc., Class B	35,912	6,015,619

		7,367,393

Thrifts & Mortgage Finance — 0.0%
Rocket Companies Inc., Class A	23,646	407,657

Wireless Telecommunication Services — 0.6%
T-Mobile U.S. Inc.(a)	61,561	8,866,015

Total Common Stocks — 98.6% (Cost: $1,307,080,839)		1,404,678,913

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	1,051,299	1,051,825
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	17,150,000	17,150,000

		18,201,825

Total Short-Term Investments — 1.3% (Cost: $18,201,886)		18,201,825

Total Investments in Securities — 99.9% (Cost: $1,325,282,725)		1,422,880,738

Other Assets, Less Liabilities — 0.1%		1,008,142

Net Assets — 100.0%		$1,423,888,880

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Carbon Transition Readiness ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/06/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$1,052,324	(b)	$—	$(438)	$(61)	$1,051,825	1,051,299	$27,448	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		17,150,000	(b)	—	—	—	17,150,000	17,150,000	260		—
BlackRock Inc.	—		4,516,854		(8,025)	208	373,130	4,882,167	5,630	23,252		—

						$(230)	$373,069	$23,083,992		$50,960		$—

(a)	The Fund commenced operations on April 06, 2021.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	81	09/17/21	$17,777	$324,095

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$324,095

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$395,044

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$324,095

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,463,418

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Carbon Transition Readiness ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,404,678,913	$—	$—	$1,404,678,913
Money Market Funds	18,201,825	—	—	18,201,825

	$1,422,880,738	$—	$—	$1,422,880,738

Derivative financial instruments(a)
Assets
Futures Contracts	$324,095	$—	$—	$324,095

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments July 31, 2021	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 9.4%
Activision Blizzard Inc.	2,882	$240,993
Alphabet Inc., Class A(a)	658	1,773,001
Alphabet Inc., Class C, NVS(a)	667	1,803,848
Altice USA Inc., Class A(a)	1,498	46,034
AT&T Inc.	4,034	113,154
Cable One Inc.	32	60,416
Charter Communications Inc., Class A(a)	88	65,476
Comcast Corp., Class A	1,074	63,183
Discovery Inc., Class A(a)	532	15,433
Discovery Inc., Class C, NVS(a)	1,135	30,770
DISH Network Corp., Class A(a)	1,165	48,802
Electronic Arts Inc.	1,389	199,960
Facebook Inc., Class A(a)	4,640	1,653,232
Fox Corp., Class A, NVS	1,864	66,470
Fox Corp., Class B	1,150	38,226
IAC/InterActiveCorp.(a)	942	129,327
Interpublic Group of Companies Inc. (The)	4,785	169,198
Liberty Broadband Corp., Class A(a)	27	4,635
Liberty Broadband Corp., Class C, NVS(a)	324	57,507
Liberty Global PLC, Class A(a)(b)	858	23,037
Liberty Global PLC, Class C, NVS(a)	1,526	40,988
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	1,236	58,006
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	418	19,516
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	1,002	46,292
Live Nation Entertainment Inc.(a)	602	47,492
Lumen Technologies Inc.	3,996	49,830
Match Group Inc.(a)(b)	343	54,630
Netflix Inc.(a)	99	51,239
News Corp., Class A, NVS	5,425	133,618
Omnicom Group Inc.	2,339	170,326
Pinterest Inc., Class A(a)	3,459	203,735
Roku Inc.(a)	473	202,591
Sirius XM Holdings Inc.(b)	9,413	60,902
Snap Inc., Class A, NVS(a)	5,055	376,193
T-Mobile U.S. Inc.(a)	421	60,632
Take-Two Interactive Software Inc.(a)	685	118,793
Twitter Inc.(a)	896	62,496
Verizon Communications Inc.	1,302	72,626
ViacomCBS Inc., Class B, NVS	2,806	114,850
Walt Disney Co. (The)(a)	2,498	439,698
Zillow Group Inc., Class A(a)	133	14,248
Zillow Group Inc., Class C, NVS(a)	308	32,728

		9,034,131

Consumer Discretionary — 12.1%
Advance Auto Parts Inc.	270	57,256
Airbnb Inc., Class A(a)	341	49,107
Amazon.com Inc.(a)	15	49,914
Aptiv PLC(a)	397	66,239
Aramark	1,461	51,325
Autoliv Inc.	576	58,107
AutoZone Inc.(a)	36	58,449
Best Buy Co. Inc.	2,354	264,472
Booking Holdings Inc.(a)	24	52,278
BorgWarner Inc.	1,161	56,866
Burlington Stores Inc.(a)	413	138,272
Caesars Entertainment Inc.(a)	77	6,727
CarMax Inc.(a)	416	55,723
Carnival Corp.(a)	1,765	38,212

Security	Shares	Value

Consumer Discretionary (continued)
Carvana Co., Class A(a)	425	$143,463
Chewy Inc., Class A(a)(b)	669	55,995
Chipotle Mexican Grill Inc., Class A(a)	40	74,538
Darden Restaurants Inc.	371	54,122
Dollar General Corp.	285	66,302
Dollar Tree Inc.(a)	483	48,199
Domino’s Pizza Inc.	123	64,635
DR Horton Inc.	3,225	307,762
DraftKings Inc., Class A(a)	1,070	51,895
eBay Inc.	6,231	425,017
Etsy Inc.(a)	712	130,659
Expedia Group Inc.(a)	1,008	162,157
Ford Motor Co.(a)	5,430	75,749
Garmin Ltd.	1,586	249,319
General Motors Co.(a)	7,729	439,316
Genuine Parts Co.	458	58,129
Hasbro Inc.	547	54,394
Hilton Worldwide Holdings Inc.(a)	504	66,251
Home Depot Inc. (The)	199	65,310
L Brands Inc.	2,638	211,225
Las Vegas Sands Corp.(a)	947	40,105
Lear Corp.	322	56,344
Lennar Corp., Class A	602	63,300
LKQ Corp.(a)	1,100	55,825
Lowe’s Companies Inc.	290	55,880
Lululemon Athletica Inc.(a)	1,089	435,785
Marriott International Inc./MD, Class A(a)	411	59,998
McDonald’s Corp.	285	69,172
MercadoLibre Inc.(a)	172	269,816
MGM Resorts International	2,947	110,601
Mohawk Industries Inc.(a)	509	99,204
Newell Brands Inc.	1,940	48,015
Nike Inc., Class B	8,341	1,397,201
NVR Inc.(a)	38	198,459
O’Reilly Automotive Inc.(a)	110	66,422
Peloton Interactive Inc., Class A(a)	490	57,845
Pool Corp.	613	292,904
PulteGroup Inc.	2,911	159,727
Ross Stores Inc.	416	51,039
Royal Caribbean Cruises Ltd.(a)	569	43,739
Starbucks Corp.	552	67,029
Target Corp.	5,653	1,475,716
Tesla Inc.(a)	2,797	1,922,098
TJX Companies Inc. (The)	779	53,603
Tractor Supply Co.	1,626	294,192
Ulta Beauty Inc.(a)	159	53,392
Vail Resorts Inc.(a)	172	52,494
VF Corp.	649	52,050
Wayfair Inc., Class A(a)(b)	151	36,445
Whirlpool Corp.	241	53,391
Wynn Resorts Ltd.(a)	426	41,889
Yum! Brands Inc.	540	70,951

		11,612,015

Consumer Staples — 4.1%
Altria Group Inc.	1,466	70,427
Archer-Daniels-Midland Co.	3,362	200,779
Boston Beer Co. Inc. (The), Class A, NVS(a)	74	52,540
Brown-Forman Corp., Class B, NVS	1,795	127,301
Bunge Ltd.	1,450	112,563
Campbell Soup Co.	1,178	51,502

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Staples (continued)
Church & Dwight Co. Inc.	1,527	$132,208
Clorox Co. (The)	869	157,193
Coca-Cola Co. (The)	1,244	70,945
Colgate-Palmolive Co.	937	74,492
Conagra Brands Inc.	1,795	60,115
Constellation Brands Inc., Class A	244	54,739
Costco Wholesale Corp.	1,715	736,970
Estee Lauder Companies Inc. (The), Class A	1,111	370,885
General Mills Inc.	1,041	61,273
Hershey Co. (The)	1,213	216,981
Hormel Foods Corp.	1,376	63,819
JM Smucker Co. (The)	496	65,031
Kellogg Co.	979	62,029
Keurig Dr Pepper Inc.	1,730	60,913
Kimberly-Clark Corp.	489	66,367
Kraft Heinz Co. (The)	1,494	57,474
Kroger Co. (The)	1,631	66,382
Lamb Weston Holdings Inc.	698	46,605
McCormick & Co. Inc./MD, NVS	751	63,212
Molson Coors Beverage Co., Class B(a)	993	48,548
Mondelez International Inc., Class A	1,253	79,265
Monster Beverage Corp.(a)	2,414	227,688
PepsiCo Inc.	502	78,789
Philip Morris International Inc.	631	63,157
Procter & Gamble Co. (The)	554	78,795
Sysco Corp.	605	44,891
Tyson Foods Inc., Class A	788	56,310
Walmart Inc.	901	128,438
Walgreens Boots Alliance Inc.	1,172	55,260

		3,963,886

Energy — 2.0%
Baker Hughes Co., Class A	8,018	170,302
Cheniere Energy Inc.(a)	1,746	148,288
Chevron Corp.	586	59,661
ConocoPhillips	1,057	59,255
Devon Energy Corp.	5,064	130,854
EOG Resources Inc.	3,307	240,948
Exxon Mobil Corp.	1,043	60,045
Halliburton Co.	2,148	44,421
Hess Corp.	640	48,922
Kinder Morgan Inc.	7,441	129,324
Marathon Petroleum Corp.	6,585	363,624
Occidental Petroleum Corp.	5,999	156,574
ONEOK Inc.	876	45,526
Phillips 66	658	48,317
Pioneer Natural Resources Co.	420	61,055
Schlumberger Ltd.	1,696	48,896
Valero Energy Corp.	391	26,185
Williams Companies Inc. (The)	2,166	54,258

		1,896,455

Financials — 14.5%
Aflac Inc.	6,292	346,060
AGNC Investment Corp.	3,255	51,657
Alleghany Corp.(a)	95	62,994
Allstate Corp. (The)	466	60,603
Ally Financial Inc.	3,349	172,005
American Express Co.	388	66,166
American Financial Group Inc./OH	438	55,403
American International Group Inc.	3,127	148,063

Security	Shares	Value

Financials (continued)
Ameriprise Financial Inc.	1,698	$437,337
Annaly Capital Management Inc.	6,387	54,226
Aon PLC, Class A	1,918	498,738
Apollo Global Management Inc., Class A	946	55,682
Arch Capital Group Ltd.(a)	1,517	59,163
Arthur J Gallagher & Co.	1,444	201,164
Assurant Inc.	215	33,929
Athene Holding Ltd., Class A(a)	888	57,383
Bank of America Corp.	35,851	1,375,244
Bank of New York Mellon Corp. (The)	1,262	64,778
Berkshire Hathaway Inc., Class B(a)	5,616	1,562,877
Blackstone Group Inc. (The), NVS	3,735	430,533
Brown & Brown Inc.	1,301	70,774
Capital One Financial Corp.	2,839	459,066
Carlyle Group Inc. (The)	2,082	105,079
Cboe Global Markets Inc.	486	57,576
Charles Schwab Corp. (The)	7,743	526,137
Cincinnati Financial Corp.	1,058	124,717
Citigroup Inc.	1,120	75,734
Citizens Financial Group Inc.	3,123	131,666
CME Group Inc.	259	54,942
Discover Financial Services	432	53,706
Equitable Holdings Inc.	3,544	109,403
Erie Indemnity Co., Class A, NVS	490	90,596
Everest Re Group Ltd.	244	61,691
FactSet Research Systems Inc.	492	175,782
Fidelity National Financial Inc.	2,039	90,960
Fifth Third Bancorp	4,505	163,486
First Republic Bank/CA	315	61,431
Franklin Resources Inc.	1,512	44,680
Globe Life Inc.	1,344	125,140
Goldman Sachs Group Inc. (The)	858	321,647
Hartford Financial Services Group Inc. (The)	2,324	147,853
Huntington Bancshares Inc./OH	3,723	52,420
Intercontinental Exchange Inc.	582	69,741
Invesco Ltd.	5,200	126,776
JPMorgan Chase & Co.	305	46,293
KeyCorp	2,833	55,697
KKR & Co. Inc.	1,063	67,777
Lincoln National Corp.	869	53,548
Loews Corp.	2,132	114,339
M&T Bank Corp.	387	51,800
Markel Corp.(a)	54	65,133
MarketAxess Holdings Inc.	451	214,302
Marsh & McLennan Companies Inc.	447	65,807
MetLife Inc.	3,030	174,831
Moody’s Corp.	184	69,184
Morgan Stanley	2,982	286,212
MSCI Inc., Class A	112	66,748
Nasdaq Inc.	399	74,505
Northern Trust Corp.	495	55,861
PNC Financial Services Group Inc. (The)	2,308	421,002
Principal Financial Group Inc.	1,025	63,683
Progressive Corp. (The)	6,016	572,483
Prudential Financial Inc.	744	74,608
Raymond James Financial Inc.	1,134	146,830
Regions Financial Corp.	2,902	55,863
Reinsurance Group of America Inc.	437	48,149
RenaissanceRe Holdings Ltd.	396	60,465
S&P Global Inc.	163	69,881

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financials (continued)
SEI Investments Co.	2,039	$123,971
State Street Corp.	669	58,297
SVB Financial Group(a)	806	443,268
Synchrony Financial	1,133	53,274
T Rowe Price Group Inc.	2,435	497,130
Tradeweb Markets Inc., Class A	659	57,155
Travelers Companies Inc. (The)	436	64,929
Truist Financial Corp.	1,038	56,498
U.S. Bancorp	1,134	62,982
Voya Financial Inc.	950	61,180
W R Berkley Corp.	846	61,902
Wells Fargo & Co.	6,012	276,191
Willis Towers Watson PLC	212	43,689

		13,930,475

Health Care — 12.0%
10X Genomics Inc., Class A(a)	699	128,078
Abbott Laboratories	485	58,675
AbbVie Inc.	619	71,990
ABIOMED Inc.(a)	283	92,581
Agilent Technologies Inc.	2,280	349,364
Align Technology Inc.(a)	500	347,900
Alnylam Pharmaceuticals Inc.(a)	361	64,597
AmerisourceBergen Corp., Class A	499	60,963
Amgen Inc.	1,453	350,958
Anthem Inc.	153	58,753
Avantor Inc.(a)	3,392	127,471
Baxter International Inc.	774	59,869
Becton Dickinson and Co.	252	64,449
Biogen Inc.(a)	504	164,672
BioMarin Pharmaceutical Inc.(a)	686	52,637
Bio-Rad Laboratories Inc., Class A(a)	92	68,035
Bio-Techne Corp.	349	168,302
Boston Scientific Corp.(a)	1,422	64,843
Bristol-Myers Squibb Co.	1,162	78,865
Cardinal Health Inc.	1,032	61,280
Catalent Inc.(a)	527	63,140
Centene Corp.(a)	770	52,830
Cerner Corp.	904	72,672
Charles River Laboratories International Inc.(a)	416	169,279
Cigna Corp.	245	56,225
Cooper Companies Inc. (The)	271	114,300
CVS Health Corp.	829	68,276
Danaher Corp.	239	71,100
DaVita Inc.(a)	469	56,397
DENTSPLY SIRONA Inc.	840	55,474
Dexcom Inc.(a)	146	75,264
Edwards Lifesciences Corp.(a)	1,810	203,209
Elanco Animal Health Inc.(a)	1,412	51,496
Eli Lilly & Co.	2,342	570,277
Exact Sciences Corp.(a)	496	53,489
Gilead Sciences Inc.	921	62,895
HCA Healthcare Inc.	252	62,546
Henry Schein Inc.(a)	960	76,944
Hologic Inc.(a)	805	60,407
Horizon Therapeutics PLC(a)	1,256	125,625
Humana Inc.	118	50,251
IDEXX Laboratories Inc.(a)	676	458,686
Illumina Inc.(a)	125	61,969
Incyte Corp.(a)	679	52,521
Insulet Corp.(a)	214	59,854

Security	Shares	Value

Health Care (continued)
Intuitive Surgical Inc.(a)	69	$68,411
IQVIA Holdings Inc.(a)	260	64,402
Jazz Pharmaceuticals PLC(a)	319	54,077
Johnson & Johnson	6,153	1,059,547
Laboratory Corp. of America Holdings(a)	204	60,415
Masimo Corp.(a)	246	67,008
McKesson Corp.	303	61,760
Medtronic PLC	530	69,594
Merck & Co. Inc.	7,009	538,782
Mettler-Toledo International Inc.(a)	131	193,056
Moderna Inc.(a)	2,882	1,019,075
Molina Healthcare Inc.(a)	148	40,405
Neurocrine Biosciences Inc.(a)	560	52,198
Novavax Inc.(a)	523	93,790
Novocure Ltd.(a)	627	96,564
Oak Street Health Inc.(a)(b)	835	52,638
PerkinElmer Inc.	383	69,794
Pfizer Inc.	1,875	80,269
PPD Inc.(a)	1,510	69,641
Quest Diagnostics Inc.	431	61,116
Regeneron Pharmaceuticals Inc.(a)	340	195,367
ResMed Inc.	552	150,034
Royalty Pharma PLC, Class A	1,254	47,903
Seagen Inc.(a)	347	53,226
STERIS PLC	303	66,039
Stryker Corp.	257	69,632
Teladoc Health Inc.(a)	341	50,621
Teleflex Inc.	145	57,627
Thermo Fisher Scientific Inc.	121	65,341
UnitedHealth Group Inc.	2,033	838,043
Universal Health Services Inc., Class B	358	57,427
Veeva Systems Inc., Class A(a)	477	158,703
Vertex Pharmaceuticals Inc.(a)	274	55,233
Viatris Inc.	3,362	47,303
Waters Corp.(a)	177	68,996
West Pharmaceutical Services Inc.	331	136,283
Zimmer Biomet Holdings Inc.	383	62,590
Zoetis Inc.	1,278	259,051

		11,611,369

Industrials — 12.2%
3M Co.	3,063	606,290
A O Smith Corp.	1,488	104,651
Allegion PLC	864	118,022
AMERCO	171	100,541
AMETEK Inc.	574	79,815
Boeing Co. (The)(a)	197	44,617
Booz Allen Hamilton Holding Corp., Class A	661	56,720
Carrier Global Corp.	4,925	272,106
Caterpillar Inc.	183	37,835
CH Robinson Worldwide Inc.	1,184	105,577
Cintas Corp.	167	65,828
Clarivate PLC(a)	1,670	38,076
Copart Inc.(a)	1,496	219,912
CoStar Group Inc.(a)	645	57,308
CSX Corp.	2,165	69,973
Cummins Inc.	264	61,274
Deere & Co.	2,196	794,052
Delta Air Lines Inc.(a)	1,202	47,960
Dover Corp.	492	82,223
Eaton Corp. PLC	509	80,447

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrials (continued)
Emerson Electric Co.	694	$70,018
Equifax Inc.	710	185,026
Expeditors International of Washington Inc.	1,406	180,320
Fastenal Co.	4,275	234,142
FedEx Corp.	198	55,430
Fortive Corp.	880	63,941
Fortune Brands Home & Security Inc.	558	54,388
Generac Holdings Inc.(a)	618	259,164
General Dynamics Corp.	396	77,628
General Electric Co.	12,696	164,413
HEICO Corp.	213	28,808
HEICO Corp., Class A	198	24,015
Honeywell International Inc.	303	70,838
Howmet Aerospace Inc.(a)	3,357	110,177
Huntington Ingalls Industries Inc.	469	96,206
IDEX Corp.	308	69,821
IHS Markit Ltd.	1,852	216,388
Illinois Tool Works Inc.	1,921	435,433
Ingersoll Rand Inc.(a)	1,177	57,520
Jacobs Engineering Group Inc.	441	59,645
JB Hunt Transport Services Inc.	352	59,294
Johnson Controls International PLC	4,802	342,959
Kansas City Southern	829	222,006
Knight-Swift Transportation Holdings Inc.	1,192	59,230
L3Harris Technologies Inc.	303	68,702
Leidos Holdings Inc.	568	60,447
Lennox International Inc.	177	58,309
Lockheed Martin Corp.	1,923	714,721
Lyft Inc., Class A(a)	3,150	174,258
Masco Corp.	1,005	60,009
Nordson Corp.	298	67,387
Norfolk Southern Corp.	245	63,168
Northrop Grumman Corp.	180	65,344
Old Dominion Freight Line Inc.	1,041	280,185
Otis Worldwide Corp.	758	67,879
Owens Corning	605	58,177
PACCAR Inc.	723	60,002
Parker-Hannifin Corp.	199	62,094
Pentair PLC	889	65,493
Plug Power Inc.(a)	6,207	169,327
Raytheon Technologies Corp.	800	69,560
Republic Services Inc., Class A	719	85,101
Robert Half International Inc.	1,744	171,278
Rockwell Automation Inc.	1,000	307,420
Rollins Inc.	2,673	102,456
Roper Technologies Inc.	139	68,296
Sensata Technologies Holding PLC(a)	1,083	63,485
Snap-on Inc.	460	100,271
Southwest Airlines Co.(a)	974	49,206
Stanley Black & Decker Inc.	278	54,780
Sunrun Inc.(a)(b)	1,191	63,087
Teledyne Technologies Inc.(a)	140	63,388
Textron Inc.	2,156	148,786
Trane Technologies PLC	1,185	241,278
TransDigm Group Inc.(a)	88	56,416
TransUnion	561	67,354
Uber Technologies Inc.(a)	6,548	284,576
Union Pacific Corp.	302	66,066
United Parcel Service Inc., Class B	3,283	628,235
United Rentals Inc.(a)	532	175,321

Security	Shares	Value

Industrials (continued)
Verisk Analytics Inc., Class A	360	$68,378
Waste Connections Inc.	584	73,987
Waste Management Inc.	575	85,250
Westinghouse Air Brake Technologies Corp.	759	64,416
WW Grainger Inc.	384	170,719
XPO Logistics Inc.(a)	372	51,593
Xylem Inc./NY	545	68,588

		11,784,830

Information Technology — 23.6%
Accenture PLC, Class A	1,619	514,324
Adobe Inc.(a)	1,202	747,199
Advanced Micro Devices Inc.(a)	627	66,581
Akamai Technologies Inc.(a)(b)	466	55,883
Amphenol Corp., Class A	1,069	77,492
Analog Devices Inc.	453	75,841
ANSYS Inc.(a)	173	63,744
Apple Inc.	8,419	1,227,995
Applied Materials Inc.	9,831	1,375,652
Arista Networks Inc.(a)	161	61,243
Arrow Electronics Inc.(a)	867	102,800
Autodesk Inc.(a)	594	190,751
Automatic Data Processing Inc.	1,319	276,502
Avalara Inc.(a)	419	70,044
Bentley Systems Inc., Class B(b)	1,370	83,310
Black Knight Inc.(a)	861	71,299
Broadcom Inc.	134	65,044
Broadridge Financial Solutions Inc.	382	66,273
Cadence Design Systems Inc.(a)	1,039	153,408
CDW Corp./DE	357	65,456
Ceridian HCM Holding Inc.(a)	588	57,859
Cisco Systems Inc.	10,078	558,019
Citrix Systems Inc.	440	44,330
Cloudflare Inc., Class A(a)(b)	2,579	305,947
Cognex Corp.	726	65,638
Cognizant Technology Solutions Corp., Class A	890	65,442
Corning Inc.	1,488	62,288
Coupa Software Inc.(a)	217	47,089
Crowdstrike Holdings Inc., Class A(a)	1,623	411,609
Datadog Inc., Class A(a)	572	63,320
Dell Technologies Inc., Class C(a)	2,016	194,786
DocuSign Inc., Class A(a)	248	73,914
Dropbox Inc., Class A(a)	1,961	61,752
Dynatrace Inc.(a)	1,655	105,705
Enphase Energy Inc.(a)	392	74,323
EPAM Systems Inc.(a)	404	226,159
F5 Networks Inc.(a)	315	65,051
Fair Isaac Corp.(a)	193	101,115
Fidelity National Information Services Inc.	499	74,376
Fiserv Inc.(a)	581	66,879
FleetCor Technologies Inc.(a)	211	54,484
Fortinet Inc.(a)	1,231	335,127
Gartner Inc.(a)	233	61,682
Global Payments Inc.	315	60,924
GoDaddy Inc., Class A(a)	671	56,263
Guidewire Software Inc.(a)	591	68,083
Hewlett Packard Enterprise Co.	10,684	154,918
HP Inc.	10,046	290,028
HubSpot Inc.(a)	366	218,143
Intel Corp.	9,906	532,150
International Business Machines Corp.	586	82,603

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Information Technology (continued)
Intuit Inc.	619	$328,051
IPG Photonics Corp.(a)	276	60,212
Jack Henry & Associates Inc.	501	87,219
Juniper Networks Inc.	2,436	68,549
Keysight Technologies Inc.(a)	416	68,453
KLA Corp.	1,147	399,340
Lam Research Corp.	1,145	729,834
Marvell Technology Inc.	1,135	68,679
Mastercard Inc., Class A	2,513	969,867
Maxim Integrated Products Inc.	1,258	125,687
Microchip Technology Inc.	404	57,820
Micron Technology Inc.(a)	998	77,425
Microsoft Corp.	4,393	1,251,610
MongoDB Inc., Class A(a)(b)	182	65,323
Monolithic Power Systems Inc.	257	115,460
Motorola Solutions Inc.	276	61,802
NetApp Inc.	1,662	132,279
NortonLifeLock Inc.	1,978	49,094
NVIDIA Corp.	5,029	980,605
NXP Semiconductors NV	1,250	257,987
Okta Inc.(a)	218	54,018
ON Semiconductor Corp.(a)	1,560	60,934
Oracle Corp.	643	56,031
Palantir Technologies Inc., Class A(a)	6,690	145,240
Palo Alto Networks Inc.(a)	572	228,257
Paychex Inc.	1,332	151,608
Paycom Software Inc.(a)	252	100,800
PayPal Holdings Inc.(a)	4,833	1,331,636
PTC Inc.(a)	441	59,733
Qorvo Inc.(a)	783	148,449
QUALCOMM Inc.	411	61,568
RingCentral Inc., Class A(a)(b)	206	55,058
salesforce.com Inc.(a)	322	77,901
Seagate Technology Holdings PLC	2,024	177,910
ServiceNow Inc.(a)	110	64,668
Skyworks Solutions Inc.	688	126,943
Snowflake Inc., Class A(a)	212	56,333
SolarEdge Technologies Inc.(a)	220	57,086
Splunk Inc.(a)	436	61,903
Square Inc., Class A(a)	2,147	530,867
SS&C Technologies Holdings Inc.	947	74,235
Synopsys Inc.(a)	250	71,998
TE Connectivity Ltd.	539	79,486
Teradyne Inc.	829	105,283
Texas Instruments Inc.	2,785	530,877
Trade Desk Inc. (The), Class A(a)	623	51,030
Trimble Inc.(a)	2,180	186,390
Twilio Inc., Class A(a)	650	242,834
Tyler Technologies Inc.(a)	133	65,521
Unity Software Inc.(a)	525	56,238
VeriSign Inc.(a)	278	60,151
Visa Inc., Class A	3,576	881,091
VMware Inc., Class A(a)(b)	318	48,889
Western Digital Corp.(a)	737	47,853
Western Union Co. (The)	2,316	53,754
Workday Inc., Class A(a)	224	52,506
Xilinx Inc.	936	140,250
Zebra Technologies Corp., Class A(a)	388	214,362
Zendesk Inc.(a)	428	55,867
Zoom Video Communications Inc., Class A(a)	146	55,203

Security	Shares	Value

Information Technology (continued)
Zscaler Inc.(a)	285	$67,234

		22,754,138

Materials — 3.4%
Air Products & Chemicals Inc.	922	268,330
Albemarle Corp.	1,005	207,070
Amcor PLC	4,970	57,453
Avery Dennison Corp.	1,014	213,629
Ball Corp.	686	55,484
Celanese Corp., Class A	806	125,551
CF Industries Holdings Inc.	1,838	86,845
Corteva Inc.	1,284	54,930
Crown Holdings Inc.	589	58,759
Dow Inc.	775	48,174
DuPont de Nemours Inc.	687	51,559
Eastman Chemical Co.	516	58,164
Ecolab Inc.	288	63,599
FMC Corp.	555	59,357
Freeport-McMoRan Inc.	5,011	190,919
International Flavors & Fragrances Inc.	402	60,557
International Paper Co.	924	53,370
Linde PLC	237	72,851
LyondellBasell Industries NV, Class A	520	51,652
Martin Marietta Materials Inc.	363	131,878
Mosaic Co. (The)	3,600	112,428
Newmont Corp.	935	58,737
Nucor Corp.	1,787	185,884
Packaging Corp. of America	394	55,751
PPG Industries Inc.	1,177	192,463
RPM International Inc.	695	60,180
Sealed Air Corp.	992	56,296
Sherwin-Williams Co. (The)	1,245	362,332
Steel Dynamics Inc.	2,120	136,634
Vulcan Materials Co.	284	51,117
Westrock Co.	912	44,880

		3,286,833

Real Estate — 3.5%
Alexandria Real Estate Equities Inc.	368	74,093
American Tower Corp.	223	63,064
AvalonBay Communities Inc.	659	150,140
Boston Properties Inc.	525	61,624
Camden Property Trust	539	80,521
CBRE Group Inc., Class A(a)	3,274	315,810
Crown Castle International Corp.	306	59,086
Digital Realty Trust Inc.	343	52,877
Duke Realty Corp.	2,323	118,194
Equinix Inc.	75	61,531
Equity LifeStyle Properties Inc.	938	78,604
Equity Residential	1,643	138,226
Essex Property Trust Inc.	358	117,460
Extra Space Storage Inc.	397	69,134
Healthpeak Properties Inc.	1,888	69,799
Host Hotels & Resorts Inc.(a)	3,006	47,886
Invitation Homes Inc.	1,695	68,953
Iron Mountain Inc.	1,249	54,656
Medical Properties Trust Inc.	2,966	62,375
Mid-America Apartment Communities Inc.	406	78,399
Omega Healthcare Investors Inc.	1,534	55,654
Prologis Inc.	2,513	321,765
Public Storage	817	255,296

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate (continued)
Realty Income Corp.	1,853	$130,247
Regency Centers Corp.	891	58,280
SBA Communications Corp., Class A	190	64,788
Simon Property Group Inc.	441	55,795
Sun Communities Inc.	383	75,110
UDR Inc.	1,341	73,742
Ventas Inc.	928	55,476
VEREIT Inc.	1,255	61,457
VICI Properties Inc.	3,070	95,753
Vornado Realty Trust	1,212	52,722
Welltower Inc.	676	58,717
Weyerhaeuser Co.	1,503	50,696
WP Carey Inc.	853	68,829

		3,356,759

Utilities — 3.0%
AES Corp. (The)	4,884	115,751
Alliant Energy Corp.	8,061	471,810
Ameren Corp.	856	71,836
American Electric Power Co. Inc.	766	67,500
American Water Works Co. Inc.	411	69,915
Atmos Energy Corp.	4,671	460,514
CenterPoint Energy Inc.	2,192	55,808
CMS Energy Corp.	1,064	65,745
Consolidated Edison Inc.	732	54,000
Dominion Energy Inc.	875	65,511
DTE Energy Co.	539	63,235
Duke Energy Corp.	646	67,901
Edison International	1,114	60,713
Entergy Corp.	596	61,340
Essential Utilities Inc.	1,367	67,147
Evergy Inc.	1,043	68,024
Eversource Energy	740	63,840
Exelon Corp.	1,644	76,939
FirstEnergy Corp.	1,448	55,487
NextEra Energy Inc.	901	70,188
NiSource Inc.	2,548	63,114
NRG Energy Inc.	1,561	64,376

Security	Shares	Value

Utilities (continued)
PG&E Corp.(a)	4,910	$43,159
Pinnacle West Capital Corp.	721	60,240
PPL Corp.	2,216	62,868
Public Service Enterprise Group Inc.	1,061	66,026
Sempra Energy	462	60,360
Southern Co. (The)	1,156	73,834
UGI Corp.	1,462	67,237
Vistra Corp.	3,404	65,187
WEC Energy Group Inc.	657	61,850
Xcel Energy Inc.	919	62,722

		2,904,177

Total Common Stocks — 99.8% (Cost: $78,617,129)		96,135,068

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	637,047	637,365
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	282,000	282,000

		919,365

Total Short-Term Investments — 1.0% (Cost: $919,162)		919,365

Total Investments In Securities — 100.8% (Cost: $79,536,291)		97,054,433

Other Assets, Less Liabilities — (0.8)%		(766,248)

Net Assets — 100.0%		$96,288,185

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$677,741	$—		$(40,028	)(a)	$(117)	$(231)	$637,365	637,047	$1,922	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	132,000	150,000	(a)	—		—	—	282,000	282,000	63		—

						$(117)	$(231)	$919,365		$1,985		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2021	BlackRock U.S. Equity Factor Rotation ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$96,135,068	$—	$—	$96,135,068
Money Market Funds	919,365	—	—	919,365

	$97,054,433	$—	$—	$97,054,433

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.2%
ASX Ltd.	1,680	$95,171
Australia & New Zealand Banking Group Ltd.	115,584	2,353,126
BlueScope Steel Ltd.	35,280	625,632
Brambles Ltd.	236,712	2,026,650
Cochlear Ltd.	31,920	5,774,931
Commonwealth Bank of Australia	60,480	4,433,672
CSL Ltd.	15,301	3,257,439
Glencore PLC	420,168	1,887,037
Insurance Australia Group Ltd.	50,064	178,536
Macquarie Group Ltd.	15,960	1,842,876
Magellan Financial Group Ltd.	5,712	206,084
National Australia Bank Ltd.	124,656	2,377,158
Oil Search Ltd.	257,880	720,771
Qantas Airways Ltd.(a)	229,320	773,043
QBE Insurance Group Ltd.	68,712	550,651
Ramsay Health Care Ltd.	5,544	262,197
Rio Tinto Ltd.	23,520	2,305,194
Rio Tinto PLC	46,536	3,952,787
Seek Ltd.	46,368	1,003,030
Sonic Healthcare Ltd.	4,536	134,022
Stockland	115,920	374,899
Suncorp Group Ltd.	65,352	555,025
Tabcorp Holdings Ltd.	130,368	475,857
Treasury Wine Estates Ltd.	70,392	617,459
Wesfarmers Ltd.	66,696	3,007,099
Westpac Banking Corp.	132,888	2,386,993
Woodside Petroleum Ltd.	82,824	1,330,481

		43,507,820

Austria — 0.2%
Erste Group Bank AG	6,760	261,954
Verbund AG	10,080	929,776

		1,191,730

Belgium — 1.0%
Ageas SA/NV	6,552	345,983
Anheuser-Busch InBev SA/NV	79,800	5,036,345
KBC Group NV	8,359	673,089

		6,055,417

Canada — 10.2%
Alimentation Couche-Tard Inc., Class B	34,440	1,388,256
Ballard Power Systems Inc.(a)	40,488	655,545
Bank of Montreal	22,008	2,179,103
Bank of Nova Scotia (The)	41,832	2,610,979
BlackBerry Ltd.(a)	25,368	258,235
Brookfield Asset Management Inc., Class A	138,432	7,473,064
CAE Inc.(a)	7,896	240,943
Cameco Corp.	18,144	322,712
Canadian Imperial Bank of Commerce	12,264	1,426,049
Enbridge Inc.	151,368	5,966,879
Fairfax Financial Holdings Ltd.	1,176	495,379
Franco-Nevada Corp.	36,792	5,884,774
Great-West Lifeco Inc.	18,648	561,114
Hydro One Ltd.(b)	154,392	3,811,537
iA Financial Corp. Inc.	6,048	334,589
IGM Financial Inc.	4,872	171,941
Intact Financial Corp.	3,864	526,515
Keyera Corp.	27,384	733,108
Manulife Financial Corp.	110,880	2,143,656
National Bank of Canada	8,400	642,927

Security	Shares	Value

Canada (continued)
Northland Power Inc.	45,719	$1,604,343
Onex Corp.	2,352	179,284
Open Text Corp.	17,976	933,669
Parkland Corp./Canada	16,968	540,076
Power Corp. of Canada	23,352	745,332
RioCan REIT	87,024	1,575,723
Royal Bank of Canada	43,680	4,417,716
Shopify Inc., Class A(a)	3,528	5,296,525
Sun Life Financial Inc.	21,672	1,128,765
TC Energy Corp.	41,328	2,014,723
Toronto-Dominion Bank (The)	61,152	4,065,853
West Fraser Timber Co. Ltd.	1,344	96,405
Wheaton Precious Metals Corp.	22,344	1,032,129
WSP Global Inc.	1,176	139,591

		61,597,439

Denmark — 2.8%
Carlsberg A/S, Class B	12,432	2,297,252
DSV Panalpina A/S	25,536	6,224,779
GN Store Nord A/S	672	58,890
Novozymes A/S, Class B	31,416	2,468,191
Orsted A/S(b)	11,424	1,694,409
Vestas Wind Systems A/S	109,200	4,026,700

		16,770,221

Finland — 1.2%
Neste OYJ	5,208	320,140
Nokia OYJ(a)	118,104	725,671
Orion OYJ, Class B	67,032	2,853,248
Sampo OYJ, Class A	6,384	307,253
Stora Enso OYJ, Class R	25,536	505,656
UPM-Kymmene OYJ	22,848	933,692
Wartsila OYJ Abp	100,632	1,515,970

		7,161,630

France — 9.4%
Air Liquide SA	2,352	409,033
Airbus SE(a)	16,464	2,258,344
Atos SE	6,384	305,300
AXA SA	72,072	1,866,450
BioMerieux	9,240	1,101,744
BNP Paribas SA	42,840	2,612,346
Bollore SA	278,208	1,554,716
Bouygues SA	2,688	103,599
Capgemini SE	10,920	2,360,387
Carrefour SA	70,056	1,301,239
Cie. de Saint-Gobain	19,656	1,404,976
Cie. Generale des Etablissements Michelin SCA	8,904	1,454,400
CNP Assurances	11,592	197,043
Credit Agricole SA	52,752	735,548
Dassault Systemes SE	27,888	1,538,363
Electricite de France SA	45,024	546,571
Gecina SA	2,520	399,649
Getlink SE	115,920	1,856,874
Hermes International	336	513,669
Ipsen SA	7,560	807,865
Kering SA	1,680	1,507,193
Klepierre SA	24,024	581,668
La Francaise des Jeux SAEM(b)	30,912	1,652,610
Legrand SA	35,616	4,013,776
L’Oreal SA	5,208	2,382,626
LVMH Moet Hennessy Louis Vuitton SE	7,896	6,322,067

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2021	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Pernod Ricard SA	1,680	$370,787
Publicis Groupe SA	5,880	371,208
Remy Cointreau SA	672	147,619
Renault SA(a)	10,584	401,987
Sanofi	41,832	4,311,758
Sartorius Stedim Biotech	672	383,607
SEB SA	1,848	307,060
Societe Generale SA	34,104	998,760
Teleperformance	5,208	2,196,717
Thales SA	2,688	282,118
TotalEnergies SE	90,384	3,941,349
Vinci SA	7,056	747,050
Vivendi SE	4,704	158,931
Worldline SA(a)(b)	25,872	2,421,620

		56,828,627

Germany — 6.8%
adidas AG	4,872	1,768,309
Allianz SE, Registered	10,584	2,630,794
BASF SE	11,760	924,082
Bayer AG, Registered	46,536	2,772,568
Bayerische Motoren Werke AG	15,288	1,520,105
Bechtle AG	840	173,446
Commerzbank AG(a)	18,112	116,640
Daimler AG, Registered	37,128	3,313,281
Delivery Hero SE(a)(b)	672	100,459
Deutsche Bank AG, Registered(a)	60,480	762,426
Deutsche Boerse AG	1,712	285,671
Deutsche Post AG, Registered	2,688	182,169
Deutsche Telekom AG, Registered	208,152	4,320,017
Evonik Industries AG	1,848	64,255
Fresenius SE & Co. KGaA	7,560	397,353
HeidelbergCement AG	21,504	1,905,635
HelloFresh SE(a)	2,688	251,971
Henkel AG & Co. KGaA	9,408	855,422
Infineon Technologies AG	62,664	2,394,650
KION Group AG	5,040	535,218
LANXESS AG	5,208	377,182
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	3,192	861,278
SAP SE	31,584	4,532,659
Siemens AG, Registered	31,752	4,954,360
Siemens Healthineers AG(b)	10,584	698,770
Telefonica Deutschland Holding AG	33,096	89,212
United Internet AG, Registered	47,208	1,953,812
Volkswagen AG	1,848	613,326
Zalando SE(a)(b)	17,808	1,978,688

		41,333,758

Hong Kong — 2.6%
AIA Group Ltd.	537,600	6,432,793
Bank of East Asia Ltd. (The)	67,200	110,721
BOC Hong Kong Holdings Ltd.	252,000	809,243
Budweiser Brewing Co. APAC Ltd.(b)	588,000	1,640,998
Futu Holdings Ltd., ADR(a)	4,368	447,545
Galaxy Entertainment Group Ltd.(a)	13,000	88,102
Hang Seng Bank Ltd.	50,400	965,233
Melco Resorts & Entertainment Ltd., ADR(a)	10,416	144,991
MTR Corp. Ltd.	357,500	2,119,492
Swire Pacific Ltd., Class A	124,000	770,267
WH Group Ltd.(b)	1,008,000	835,195

Security	Shares	Value

Hong Kong (continued)
Wynn Macau Ltd.(a)	201,600	$258,372
Xinyi Glass Holdings Ltd.	336,000	1,255,753

		15,878,705

Ireland — 0.1%
Kerry Group PLC, Class A	3,528	523,136
Smurfit Kappa Group PLC	4,368	246,416

		769,552

Israel — 0.4%
Bank Hapoalim BM(a)	37,128	295,462
Bank Leumi Le-Israel BM(a)	46,032	351,739
Israel Discount Bank Ltd., Class A(a)	26,880	125,919
Mizrahi Tefahot Bank Ltd.(a)	3,360	101,827
Nice Ltd.(a)	3,528	981,782
Teva Pharmaceutical Industries Ltd., ADR(a)	45,024	434,482
Wix.com Ltd.(a)	840	250,858

		2,542,069

Italy — 1.9%
Amplifon SpA	23,520	1,161,523
Assicurazioni Generali SpA	17,640	351,709
Atlantia SpA(a)	66,024	1,197,575
CNH Industrial NV	32,592	544,207
Enel SpA	668,976	6,164,967
Intesa Sanpaolo SpA	472,920	1,306,463
Poste Italiane SpA(b)	10,080	133,383
UniCredit SpA	74,592	892,222

		11,752,049

Japan — 20.4%
Advantest Corp.	5,100	450,233
Aeon Co. Ltd.	2,400	65,676
Ajinomoto Co. Inc.	47,300	1,205,057
Asahi Kasei Corp.	16,800	183,203
Astellas Pharma Inc.	139,800	2,226,647
Capcom Co. Ltd.	3,300	90,736
Central Japan Railway Co.	16,800	2,443,806
Chugai Pharmaceutical Co. Ltd.	26,600	980,223
Daifuku Co. Ltd.	12,100	1,084,272
Dai-ichi Life Holdings Inc.	33,600	618,409
Daiichi Sankyo Co. Ltd.	63,600	1,259,553
Daikin Industries Ltd.	15,800	3,299,556
Daiwa House REIT Investment Corp.	336	1,000,372
Denso Corp.	6,100	419,077
Eisai Co. Ltd.	9,800	806,077
ENEOS Holdings Inc.	450,300	1,891,527
Fast Retailing Co. Ltd.	1,700	1,152,945
FUJIFILM Holdings Corp.	41,100	2,949,452
Fujitsu Ltd.	19,100	3,249,491
Hankyu Hanshin Holdings Inc.	42,000	1,241,972
Honda Motor Co. Ltd.	100,800	3,237,481
Ito En Ltd.	1,800	106,207
Japan Metropolitan Fund Invest	336	351,972
Japan Post Holdings Co. Ltd.	50,400	427,817
Japan Real Estate Investment Corp.	168	1,055,115
Kajima Corp.	11,400	146,750
Komatsu Ltd.	50,400	1,262,975
Kubota Corp.	33,600	702,625
Kurita Water Industries Ltd.	48,000	2,331,290
M3 Inc.	17,900	1,170,780
Mazda Motor Corp.(a)	27,200	268,325
Misumi Group Inc.	24,800	864,408

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Electric Corp.	134,400	$1,823,437
Mitsubishi Heavy Industries Ltd.	50,400	1,456,218
Mitsubishi UFJ Financial Group Inc.	352,800	1,863,728
Miura Co. Ltd.	1,600	70,654
Mizuho Financial Group Inc.	16,800	240,065
Nabtesco Corp.	16,800	636,324
Nidec Corp.	34,300	3,849,952
Nihon M&A Center Inc.	16,800	467,863
Nintendo Co. Ltd.	8,100	4,164,234
Nippon Building Fund Inc.	168	1,085,725
Nippon Express Co. Ltd.	17,900	1,307,590
Nippon Paint Holdings Co. Ltd.	50,400	643,315
Nippon Prologis REIT Inc.	504	1,683,140
Nippon Shinyaku Co. Ltd.	16,800	1,263,888
Nippon Steel Corp.	18,100	313,986
Nippon Telegraph & Telephone Corp.	136,500	3,495,507
Nissan Chemical Corp.	7,400	362,701
Nissan Motor Co. Ltd.(a)	39,100	226,930
Nisshin Seifun Group Inc.	100,800	1,625,157
Nitto Denko Corp.	6,600	490,370
Nomura Holdings Inc.	100,800	504,764
Nomura Real Estate Master Fund Inc.	504	800,843
Nomura Research Institute Ltd.	33,600	1,081,243
NTT Data Corp.	50,400	780,672
Obayashi Corp.	156,200	1,277,287
Olympus Corp.	66,700	1,372,642
Omron Corp.	42,400	3,628,381
Ono Pharmaceutical Co. Ltd.	111,800	2,552,187
Oriental Land Co. Ltd.	8,400	1,150,803
ORIX Corp.	50,400	881,768
Orix JREIT Inc.	504	961,674
Otsuka Corp.	6,300	327,352
Panasonic Corp.	183,200	2,212,152
Pigeon Corp.	17,200	495,243
Recruit Holdings Co. Ltd.	50,400	2,612,263
Renesas Electronics Corp.(a)	12,800	138,927
Ryohin Keikaku Co. Ltd.	75,300	1,527,549
Sekisui Chemical Co. Ltd.	244,800	4,224,135
Sekisui House Ltd.	94,700	1,875,580
Shimadzu Corp.	23,100	931,634
Shimizu Corp.	29,600	217,990
Shin-Etsu Chemical Co. Ltd.	8,200	1,337,659
Shiseido Co. Ltd.	38,400	2,566,490
Softbank Corp.	26,400	344,816
SoftBank Group Corp.	16,800	1,056,479
Sony Group Corp.	30,300	3,165,334
Subaru Corp.	3,400	66,800
SUMCO Corp.	72,100	1,667,552
Sumitomo Dainippon Pharma Co. Ltd.	46,600	806,892
Sumitomo Metal Mining Co. Ltd.	34,900	1,414,405
Sumitomo Mitsui Financial Group Inc.	33,600	1,132,624
Sysmex Corp.	4,700	559,256
Tokio Marine Holdings Inc.	2,900	138,217
Tokyo Electron Ltd.	800	329,940
Tokyu Corp.	62,700	840,349
Toray Industries Inc.	84,000	553,071
Toshiba Corp.	36,300	1,562,405
Toyo Suisan Kaisha Ltd.	5,000	190,887
Toyota Motor Corp.	103,700	9,309,717
United Urban Investment Corp.	504	741,373

Security	Shares	Value

Japan (continued)
Z Holdings Corp.	153,100	$766,293

		123,720,461

Netherlands — 5.0%
Aegon NV	88,032	374,805
Akzo Nobel NV	55,440	6,848,349
ArcelorMittal SA	16,296	569,145
ASML Holding NV	11,928	9,117,569
EXOR NV	4,200	345,054
ING Groep NV	128,184	1,644,690
Koninklijke Ahold Delhaize NV	50,064	1,556,231
Koninklijke DSM NV	12,936	2,607,656
Koninklijke Philips NV	36,792	1,696,458
Koninklijke Vopak NV	4,604	194,945
Prosus NV	13,104	1,169,118
Royal Dutch Shell PLC, Class A	134,400	2,701,568
Royal Dutch Shell PLC, Class B	87,528	1,729,481

		30,555,069

New Zealand — 0.1%
a2 Milk Co. Ltd. (The)(a)	57,590	250,394
Mercury NZ Ltd.	53,256	245,033
Meridian Energy Ltd.	20,328	73,910

		569,337

Norway — 0.6%
DNB Bank ASA	14,616	299,525
Norsk Hydro ASA	461,664	3,071,447
Orkla ASA	56,280	511,158

		3,882,130

Portugal — 0.2%
Galp Energia SGPS SA	97,776	953,484

Singapore — 1.0%
CapitaLand Integrated Commercial Trust	69,600	110,287
DBS Group Holdings Ltd.	57,100	1,277,689
Keppel Corp. Ltd.	690,100	2,789,927
Mapletree Commercial Trust	45,000	71,643
Oversea-Chinese Banking Corp. Ltd.	100,800	911,961
United Overseas Bank Ltd.	33,600	649,608

		5,811,115

Spain — 2.5%
Amadeus IT Group SA(a)	21,000	1,377,196
Banco Bilbao Vizcaya Argentaria SA	250,824	1,605,644
Banco Santander SA	644,784	2,361,942
CaixaBank SA	143,136	425,101
Iberdrola SA	505,407	6,082,615
Industria de Diseno Textil SA	18,816	638,170
Repsol SA	12,432	136,167
Siemens Gamesa Renewable Energy SA(a)	51,408	1,433,710
Telefonica SA	225,792	1,032,964

		15,093,509

Sweden — 4.2%
Alfa Laval AB	22,008	919,074
Assa Abloy AB, Class B	43,853	1,406,641
Atlas Copco AB, Class A	35,448	2,400,716
Atlas Copco AB, Class B	2,688	152,835
Boliden AB	40,824	1,590,991
Electrolux AB, Series B	68,712	1,804,607
EQT AB	7,728	372,506
Evolution AB(b)	7,056	1,227,746
Fastighets AB Balder, Class B(a)	13,272	915,881

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2021	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
H & M Hennes & Mauritz AB, Class B(a)	4,003	$83,690
Hexagon AB, Class B	316,848	5,244,975
Husqvarna AB, Class B	62,664	876,897
ICA Gruppen AB	88,536	4,376,199
Investor AB, Class B	4,704	116,492
Lundin Energy AB	27,216	848,441
Skanska AB, Class B	16,464	464,773
Telefonaktiebolaget LM Ericsson, Class B	119,616	1,379,672
Volvo AB, Class B	42,840	1,010,242

		25,192,378

Switzerland — 9.1%
Adecco Group AG, Registered	2,184	130,791
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	168	1,882,431
Chocoladefabriken Lindt & Spruengli AG, Registered	1	115,913
Credit Suisse Group AG, Registered	98,952	993,409
Geberit AG, Registered	3,192	2,620,880
Givaudan SA, Registered	1,008	5,031,173
Holcim Ltd.	55,608	3,259,805
Julius Baer Group Ltd.	8,232	543,328
Kuehne + Nagel International AG, Registered	672	226,688
Nestle SA, Registered	85,680	10,849,629
Novartis AG, Registered	74,592	6,898,147
Partners Group Holding AG	545	931,058
Roche Holding AG, NVS	26,712	10,319,168
Siemens Energy AG(a)	41,664	1,133,462
Sonova Holding AG, Registered	1,680	659,627
STMicroelectronics NV	38,136	1,569,439
Swiss Life Holding AG, Registered	504	259,965
Swiss Prime Site AG, Registered	18,480	1,967,803
Swiss Re AG	9,576	868,165
Temenos AG, Registered	5,544	880,656
UBS Group AG, Registered	126,840	2,089,787
Zurich Insurance Group AG	4,200	1,693,334

		54,924,658

United Kingdom — 11.2%
3i Group PLC	27,888	495,659
Abrdn PLC	91,896	362,524
Antofagasta PLC	8,736	181,388
AstraZeneca PLC	40,992	4,710,386
Auto Trader Group PLC(a)(b)	212,856	1,928,509
Aviva PLC	160,104	859,861
Barclays PLC	747,936	1,809,317
Berkeley Group Holdings PLC	26,208	1,764,531
BP PLC	574,056	2,304,275
British Land Co. PLC (The)	33,096	234,317
BT Group PLC(a)	670,992	1,616,242
Coca-Cola Europacific Partners PLC	33,264	2,064,364
Diageo PLC	25,368	1,257,904
Entain PLC(a)	29,232	737,123
Experian PLC	29,232	1,286,962
Ferguson PLC	42,504	5,958,597
GlaxoSmithKline PLC	282,912	5,585,767
Halma PLC	24,192	971,091
Hargreaves Lansdown PLC	5,376	121,932
Hikma Pharmaceuticals PLC	8,232	302,703
HSBC Holdings PLC	663,600	3,663,201
Informa PLC(a)	18,816	129,291
Intertek Group PLC	2,688	192,584

Security	Shares	Value

United Kingdom (continued)
J Sainsbury PLC	530,712	$2,089,853
JD Sports Fashion PLC	40,152	500,302
Johnson Matthey PLC	16,800	694,416
Land Securities Group PLC	41,832	411,726
Legal & General Group PLC	248,640	900,690
Lloyds Banking Group PLC	2,546,712	1,610,202
London Stock Exchange Group PLC	10,080	1,051,055
M&G PLC	148,344	464,501
Melrose Industries PLC	85,848	190,778
Natwest Group PLC	252,168	707,764
Ocado Group PLC(a)	11,928	307,355
Pearson PLC	13,440	161,958
Prudential PLC	87,696	1,646,828
RELX PLC	60,816	1,787,643
Rentokil Initial PLC	32,760	258,066
Rolls-Royce Holdings PLC(a)	131,208	181,214
Sage Group PLC (The)	86,520	843,344
Segro PLC	112,056	1,894,221
St. James’s Place PLC	12,096	266,499
Standard Chartered PLC	85,008	509,606
Taylor Wimpey PLC	166,824	381,404
Unilever PLC	119,112	6,855,083
Vodafone Group PLC	2,543,688	4,090,127
Whitbread PLC(a)	15,120	639,058
Wm Morrison Supermarkets PLC	251,496	935,475
WPP PLC	17,808	230,311

		68,148,007

Total Common Stocks — 98.1% (Cost: $577,583,310)		594,239,165

Preferred Stocks

Germany — 1.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	18,312	1,571,792
Henkel AG & Co. KGaA, Preference Shares, NVS	30,240	3,065,870
Porsche Automobil Holding SE, Preference Shares, NVS	5,712	618,216
Volkswagen AG, Preference Shares, NVS	7,896	1,923,232

		7,179,110

Total Preferred Stocks — 1.2% (Cost: $7,572,015)		7,179,110

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	3,020,000	3,020,000

Total Short-Term Investments — 0.5% (Cost: $3,020,000)		3,020,000

Total Investments in Securities — 99.8% (Cost: $588,175,325)		604,438,275

Other Assets, Less Liabilities — 0.2%		1,161,187

Net Assets — 100.0%		$605,599,462

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock World ex U.S. Carbon Transition Readiness ETF

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/06/21(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$3,020,000	(b)	$—	$—	$—	$3,020,000	3,020,000	$139	$—

(a)	The Fund commenced operations on April 06, 2021.
(b)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	33	09/17/21	$3,827	$(810)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$810

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$393,112

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(810)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,951,783

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	BlackRock World ex U.S. Carbon Transition Readiness ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$78,317,333	$515,921,832	$—	$594,239,165
Preferred Stocks	—	7,179,110	—	7,179,110
Money Market Funds	3,020,000	—	—	3,020,000

	$81,337,333	$523,100,942	$—	$604,438,275

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(810)	$—	$—	$(810)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	BlackRock Future Health ETF	BlackRock Future Innovators ETF	BlackRock Future Tech ETF	BlackRock U.S. Carbon Transition Readiness ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,730,815	$23,023,212	$19,573,631	$1,399,796,746
Affiliated(c)	615,281	3,204,417	3,850,120	23,083,992
Cash	384	2,897	1,805	84,504
Foreign currency, at value(d)	29	291	1,885	—
Cash pledged:
Futures contracts	—	—	—	900,000
Receivables:
Investments sold	87,847	13,426	—	—
Securities lending income — Affiliated	117	595	781	1,558
Dividends	9	1,315	1,846	1,336,234
Tax reclaims	343	—	—	—

Total assets	7,434,825	26,246,153	23,430,068	1,425,203,034

LIABILITIES
Collateral on securities loaned, at value	185,326	3,154,584	2,980,294	1,052,324
Payables:
Investments purchased	35,742	51,361	115,856	—
Variation margin on futures contracts	—	—	—	90,335
Investment advisory fees	5,178	15,429	15,098	171,495

Total liabilities	226,246	3,221,374	3,111,248	1,314,154

NET ASSETS	$7,208,579	$23,024,779	$20,318,820	$1,423,888,880

NET ASSETS CONSIST OF:
Paid-in capital	$6,005,026	$21,386,952	$18,056,333	$1,320,078,789
Accumulated earnings	1,203,553	1,637,827	2,262,487	103,810,091

NET ASSETS	$7,208,579	$23,024,779	$20,318,820	$1,423,888,880

Shares outstanding	240,000	460,000	560,000	28,150,000

Net asset value	$30.04	$50.05	$36.28	$50.58

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$178,604	$3,055,580	$2,888,973	$1,022,222
(b) Investments, at cost — Unaffiliated	$5,522,696	$21,085,640	$16,557,719	$1,302,571,802
(c) Investments, at cost — Affiliated	$615,281	$3,204,417	$3,850,120	$22,710,923
(d) Foreign currency, at cost	$29	$291	$1,888	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Assets and Liabilities  (continued)

July 31, 2021

	BlackRock U.S. Equity Factor Rotation ETF	BlackRock World ex U.S. Carbon Transition Readiness ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$96,135,068	$601,418,275
Affiliated(c)	919,365	3,020,000
Cash	5,665	29,384
Foreign currency, at value(d)	—	404,478
Cash pledged:
Futures contracts	—	238,000
Receivables:
Securities lending income — Affiliated	95	—
Dividends	78,650	479,843
Tax reclaims	—	357,955

Total assets	97,138,843	605,947,935

LIABILITIES
Collateral on securities loaned, at value	637,707	—
Payables:
Investments purchased	197,436	224,555
Variation margin on futures contracts	—	21,780
Investment advisory fees	15,515	102,138

Total liabilities	850,658	348,473

NET ASSETS	$96,288,185	$605,599,462

NET ASSETS CONSIST OF:
Paid-in capital	$74,902,172	$586,499,102
Accumulated earnings	21,386,013	19,100,360

NET ASSETS	$96,288,185	$605,599,462

Shares outstanding	2,600,000	12,600,000

Net asset value	$37.03	$48.06

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$651,817	$—
(b) Investments, at cost — Unaffiliated	$78,617,129	$585,155,325
(c) Investments, at cost — Affiliated	$919,162	$3,020,000
(d) Foreign currency, at cost	$—	$406,232

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Period Ended July 31, 2021

	BlackRock Future Health ETF (a)	BlackRock Future Innovators ETF (a)	BlackRock Future Tech ETF (a)	BlackRock U.S. Carbon Transition Readiness ETF (b)

INVESTMENT INCOME
Dividends — Unaffiliated	$12,981	$12,993	$16,248	$5,081,982
Dividends — Affiliated	45	7	26	23,512
Securities lending income — Affiliated — net	604	3,415	11,425	27,448
Foreign taxes withheld	(1,358)	—	(1,419)	—

Total investment income	12,272	16,415	26,280	5,132,942

EXPENSES
Investment advisory fees	49,315	103,756	95,190	1,245,114

Total expenses	49,315	103,756	95,190	1,245,114

Less:
Investment advisory fees waived	(158)	(38)	(212)	(636,291)

Total expenses after fees waived	49,157	103,718	94,978	608,823

Net investment income (loss)	(36,885)	(87,303)	(68,698)	4,524,119

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,076)	(299,587)	(694,000)	3,561,141
Investments — Affiliated	(45)	(167)	(173)	(438)
In-kind redemptions — Unaffiliated	—	—	—	50,068
In-kind redemptions — Affiliated	—	—	—	208
Futures contracts	—	—	—	395,044
Foreign currency transactions	(159)	(1,294)	(3,913)	—

Net realized gain (loss)	(4,280)	(301,048)	(698,086)	4,006,023

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,208,119	1,937,572	3,015,912	97,224,944
Investments — Affiliated	—	—	—	373,069
Futures contracts	—	—	—	324,095
Foreign currency translations	(2)	9	20	—

Net change in unrealized appreciation (depreciation)	1,208,117	1,937,581	3,015,932	97,922,108

Net realized and unrealized gain	1,203,837	1,636,533	2,317,846	101,928,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,166,952	$1,549,230	$2,249,148	$106,452,250

(a)	For the period from September 29, 2020 (commencement of operations) to July 31, 2021.
(b)	For the period from April 06, 2021 (commencement of operations) to July 31, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations  (continued)

Year Ended July 31, 2021

	BlackRock U.S. Equity Factor Rotation ETF	BlackRock World ex U.S. Carbon Transition Readiness ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$1,391,230	$5,419,016
Dividends — Affiliated	63	139
Non-cash dividends — Unaffiliated	—	386,121
Securities lending income — Affiliated — net	1,922	—
Foreign taxes withheld	(631)	(629,391)

Total investment income	1,392,584	5,175,885

EXPENSES
Investment advisory fees	259,132	651,613

Total expenses	259,132	651,613

Less:
Investment advisory fees waived	(86,377)	(280,324)

Total expenses after fees waived	172,755	371,289

Net investment income	1,219,829	4,804,596

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	8,451,883	1,490,047
Investments — Affiliated	(117)	—
In-kind redemptions — Unaffiliated	10,006,526	—
Futures contracts	—	393,112
Foreign currency transactions	—	6,320

Net realized gain	18,458,292	1,889,479

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	8,499,606	16,262,950
Investments — Affiliated	(231)	—
Futures contracts	—	(810)
Foreign currency translations	—	(3,972)

Net change in unrealized appreciation (depreciation)	8,499,375	16,258,168

Net realized and unrealized gain	26,957,667	18,147,647

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,177,496	$22,952,243

(a)	For the period from April 06, 2021 (commencement of operations) to July 31, 2021.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Future Health ETF	BlackRock Future Innovators ETF

	Period From 09/29/20 to 07/31/21 (a)	Period From 09/29/20 to 07/31/21	a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(36,885)	$(87,303)
Net realized loss	(4,280)	(301,048)
Net change in unrealized appreciation (depreciation)	1,208,117	1,937,581

Net increase in net assets resulting from operations	1,166,952	1,549,230

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,041,627	21,475,549

NET ASSETS
Total increase in net assets	7,208,579	23,024,779
Beginning of period	—	—

End of period	$7,208,579	$23,024,779

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets  (continued)

	BlackRock Future Tech ETF	BlackRock U.S. Carbon Transition Readiness ETF
	Period From 09/29/20 to 07/31/21 (a)	Period From 04/06/21 to 07/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(68,698)	$4,524,119
Net realized gain (loss)	(698,086)	4,006,023
Net change in unrealized appreciation (depreciation)	3,015,932	97,922,108

Net increase in net assets resulting from operations	2,249,148	106,452,250

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	(2,591,883)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	18,069,672	1,320,028,513

NET ASSETS
Total increase in net assets	20,318,820	1,423,888,880
Beginning of period	—	—

End of period	$20,318,820	$1,423,888,880

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock U.S. Equity Factor Rotation ETF		BlackRock World ex U.S. Carbon Transition Readiness ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Period From 04/06/21 to 07/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,219,829	$1,358,176	$4,804,596
Net realized gain (loss)	18,458,292	(1,973,552)	1,889,479
Net change in unrealized appreciation (depreciation)	8,499,375	7,774,743	16,258,168

Net increase in net assets resulting from operations	28,177,496	7,159,367	22,952,243

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,313,062)	(1,213,492)	(3,851,883)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(20,568,074)	62,831,748	586,499,102

NET ASSETS
Total increase in net assets	6,296,360	68,777,623	605,599,462
Beginning of period	89,991,825	21,214,202	—

End of period	$96,288,185	$89,991,825	$605,599,462

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock Future Health ETF
	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$25.13

Net investment loss(b)	(0.15)
Net realized and unrealized gain(c)	5.06

Net increase from investment operations	4.91

Net asset value, end of period	$30.04

Total Return
Based on net asset value	19.50	%(d)

Ratios to Average Net Assets
Total expenses	0.85	%(e)

Total expenses after fees waived	0.85	%(e)

Net investment loss	(0.64	)%(e)

Supplemental Data
Net assets, end of period (000)	$7,209

Portfolio turnover rate(f)	39	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Future Innovators ETF
	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$35.18

Net investment loss(b)	(0.27)
Net realized and unrealized gain(c)	15.14

Net increase from investment operations	14.87

Net asset value, end of period	$50.05

Total Return
Based on net asset value	42.27	%(d)

Ratios to Average Net Assets
Total expenses	0.80	%(e)

Total expenses after fees waived	0.80	%(e)

Net investment loss	(0.67	)%(e)

Supplemental Data
Net assets, end of period (000)	$23,025

Portfolio turnover rate(f)	50	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Future Tech ETF
	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$25.25

Net investment loss(b)	(0.18)
Net realized and unrealized gain(c)	11.21

Net increase from investment operations	11.03

Net asset value, end of period	$36.28

Total Return
Based on net asset value	43.68	%(d)

Ratios to Average Net Assets
Total expenses	0.88	%(e)

Total expenses after fees waived	0.88	%(e)

Net investment loss	(0.64	)%(e)

Supplemental Data
Net assets, end of period (000)	$20,319

Portfolio turnover rate(f)	38	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock U.S. Carbon Transition Readiness ETF
	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$46.60

Net investment income(b)	0.17
Net realized and unrealized gain(c)	3.90

Net increase from investment operations	4.07

Distributions(d)
From net investment income	(0.09)

Total distributions	(0.09)

Net asset value, end of period	$50.58

Total Return
Based on net asset value	8.74	%(e)

Ratios to Average Net Assets
Total expenses	0.29	%(f)

Total expenses after fees waived	0.14	%(f)

Net investment income	1.07	%(f)

Supplemental Data
Net assets, end of period (000)	$1,423,889

Portfolio turnover rate(g)	13	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Equity Factor Rotation ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Period From 03/19/19 to 07/31/19	(a)

Net asset value, beginning of period	$27.27	$26.52	$25.00

Net investment income(b)	0.45	0.52	0.16
Net realized and unrealized gain(c)	9.78	0.67	1.48

Net increase from investment operations	10.23	1.19	1.64

Distributions(d)
From net investment income	(0.47)	(0.44)	(0.12)

Total distributions	(0.47)	(0.44)	(0.12)

Net asset value, end of period	$37.03	$27.27	$26.52

Total Return
Based on net asset value	37.87%	4.61%	6.59	%(e)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30	%(f)

Total expenses after fees waived	0.20%	0.20%	0.20	%(f)

Net investment income	1.41%	1.97%	1.74	%(f)

Supplemental Data
Net assets, end of period (000)	$96,288	$89,992	$21,214

Portfolio turnover rate(g)	146%	175%	42	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock World ex U.S. Carbon Transition Readiness ETF
	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$46.16

Net investment income(b)	0.39
Net realized and unrealized gain(c)	1.82

Net increase from investment operations	2.21

Distributions(d)
From net investment income	(0.31)

Total distributions	(0.31)

Net asset value, end of period	$48.06

Total Return
Based on net asset value	4.77	%(e)

Ratios to Average Net Assets
Total expenses	0.35	%(f)

Total expenses after fees waived	0.20	%(f)

Net investment income	2.58	%(f)

Supplemental Data
Net assets, end of period (000)	$605,599

Portfolio turnover rate(g)	19	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Notes to Financial Statements

1.	ORGANIZATION

BlackRock ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification
Future Health(a)	Non-diversified
Future Innovators(a)	Non-diversified
Future Tech(a)	Non-diversified
U.S. Carbon Transition Readiness(b)	Non-diversified
U.S. Equity Factor Rotation	Non-diversified
World ex U.S. Carbon Transition Readiness(b)	Non-diversified

(a)	The Fund commenced operations on September 29, 2020.
(b)	The Fund commenced operations on April 06, 2021.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Future Health
Barclays Bank PLC	$140,123	$140,123		$—	$—
BofA Securities, Inc.	6,173	6,173		—	—
Citadel Clearing LLC	11,800	11,800		—	—
Jefferies LLC	12,948	12,948		—	—
UBS AG	7,560	7,560		—	—

	$178,604	$178,604		$—	$—

Future Innovators
Barclays Bank PLC	$577,261	$577,261		$—	$—
BofA Securities, Inc.	632,922	632,922		—	—
Citadel Clearing LLC	395,024	395,024		—	—
Citigroup Global Markets Inc.	930,341	930,341		—	—
Pershing LLC	99,153	99,153		—	—
UBS AG	420,879	420,879		—	—

	$3,055,580	$3,055,580		$—	$—

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BlackRock ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Future Tech
Barclays Bank PLC	$611,873	$611,873		$—	$—
BNP Paribas Securities Corp.	231,408	231,408		—	—
BofA Securities, Inc.	117,364	117,364		—	—
Citigroup Global Markets Inc.	912,677	912,677		—	—
Goldman Sachs & Co.	676,157	676,157		—	—
Nomura Securities International Inc.	122,714	122,714		—	—
TD Prime Services LLC	216,780	216,780		—	—

	$2,888,973	$2,888,973		$—	$—

U.S. Carbon Transition Readiness
Credit Suisse Securities (USA) LLC	$204,288	$204,288		$—	$—
JPMorgan Securities LLC	817,934	817,934		—	—

	$1,022,222	$1,022,222		$—	$—

U.S. Equity Factor Rotation
BNP Paribas Prime Brokerage International Ltd.	$125,437	$121,351		$—	$(4,086)	(b)
BNP Paribas Securities Corp.	7,724	7,724		—	—
Credit Suisse Securities (USA) LLC	20,003	18,548		—	(1,455)	(b)
JPMorgan Securities LLC	48,384	48,328		—	(56)	(b)
Morgan Stanley & Co. LLC	105,547	102,138		—	(3,409)	(b)
Scotia Capital (USA) Inc.	53,233	53,233		—	—
State Street Bank & Trust Company	252	243		—	(9)	(b)
UBS AG	291,237	285,382		—	(5,855)	(b)

	$651,817	$636,947		$—	$(14,870)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the BlackRock Future Health ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.85%
Over $1 billion, up to and including $3 billion	0.80
Over $3 billion, up to and including $5 billion	0.77
Over $5 billion, up to and including $10 billion	0.74
Over $10 billion	0.72

For its investment advisory services to the BlackRock Future Innovators ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.80%
Over $1 billion, up to and including $3 billion	0.75
Over $3 billion, up to and including $5 billion	0.72
Over $5 billion, up to and including $10 billion	0.70
Over $10 billion	0.68

For its investment advisory services to the BlackRock Future Tech ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.88%
Over $1 billion, up to and including $3 billion	0.83
Over $3 billion, up to and including $5 billion	0.79
Over $5 billion, up to and including $10 billion	0.77
Over $10 billion	0.75

For its investment advisory services to the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.30%
Over $1 billion, up to and including $3 billion	0.28
Over $3 billion, up to and including $5 billion	0.27
Over $5 billion, up to and including $10 billion	0.26
Over $10 billion	0.25

For its investment advisory services to the BlackRock World ex U.S. Carbon Transition Readiness ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.35%
Over $1 billion, up to and including $3 billion	0.33
Over $3 billion, up to and including $5 billion	0.32
Over $5 billion, up to and including $10 billion	0.30
Over $10 billion	0.29

Expense Waivers: Effective April 27, 2021, BFA has contractually agreed to waive 0.15% of its management fee payable for each of the U.S. Carbon Transition Readiness and World ex U.S. Carbon Transition Readiness ETFs, through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. Prior to April 27, 2021, such agreement to waive a portion of each Fund’s management fee was voluntary.

For the U.S. Equity Factor Rotation ETF, BFA has voluntarily agreed to waive its management fee payable by the U.S. Equity Factor Rotation ETF to limit the annual management fee paid by the Fund to 0.20%. BFA may also from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived

U.S. Carbon Transition Readiness	$633,851
U.S. Equity Factor Rotation	86,372
World ex U.S. Carbon Transition Readiness	279,262

Additionally, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2023 for each of the U.S. Carbon Transition Readiness and World ex U.S. Carbon Transition Readiness ETFs, and through November 30, 2021 for each of the Future Health ETF, Future Innovators ETF, Future Tech ETF and U.S. Equity Factor Rotation ETF. These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived

Future Health	$158
Future Innovators	38
Future Tech	212
U.S. Carbon Transition Readiness	2,440
U.S. Equity Factor Rotation	5
World ex U.S. Carbon Transition Readiness	1,062

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of BlackRock Future Tech ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Fees Paid to BTC

Future Health	$245
Future Innovators	1,318
Future Tech	2,865
U.S. Carbon Transition Readiness	8,400
U.S. Equity Factor Rotation	757

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

U.S. Equity Factor Rotation	$4,742,454	$8,415,696	$536,105

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

7.    PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales

Future Health	$2,588,888	$2,967,232
Future Innovators	7,709,354	7,703,296
Future Tech	7,486,913	4,829,270
U.S. Carbon Transition Readiness	147,287,083	149,880,970
U.S. Equity Factor Rotation	125,062,825	126,161,040
World ex U.S. Carbon Transition Readiness	112,462,520	91,444,980

For the year ended July 31, 2021, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Future Health	$5,908,522	$—
Future Innovators	21,383,470	—
Future Tech	14,597,925	—
U.S. Carbon Transition Readiness	1,308,773,960	2,336,441
U.S. Equity Factor Rotation	14,263,725	33,722,044
World ex U.S. Carbon Transition Readiness	562,472,369	—

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

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Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to certain deemed distributions, net operating loss and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

BlackRock ETF	Paid-in Capital	Accumulated Earnings

Future Health	$(36,601)	$36,601
Future Innovators	(88,597)	88,597
Future Tech	(13,339)	13,339
U.S. Carbon Transition Readiness	50,276	(50,276)
U.S. Equity Factor Rotation	9,078,541	(9,078,541)

The tax character of distributions paid was as follows:

BlackRock ETF	Period Ended 07/31/21

U.S. Carbon Transition Readiness Ordinary income	$2,591,883

BlackRock ETF	Year Ended 07/31/21	Year Ended 07/31/20

U.S. Equity Factor Rotation(a)
Ordinary income	$1,341,151	$1,213,492
Long-term capital gains(b)	35,485	—

	$1,376,636	$1,213,492

BlackRock ETF	Period Ended 07/31/21

World ex U.S. Carbon Transition Readiness
Ordinary income	$3,851,883

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.
(b)	The Fund designate these amounts paid during the fiscal year ended July 31, 2021 as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%.

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total

Future Health	$—	$—	$(3,716)	$1,207,269		$—		$1,203,553
Future Innovators	—	—	(183,439)	1,821,266		—		1,637,827
Future Tech	—	—	(685,890)	3,007,649		(59,272)		2,262,487
U.S. Carbon Transition Readiness	6,234,126	431,483	—	97,144,482		—		103,810,091
U.S. Equity Factor Rotation	2,175,909	2,630,619	—	16,579,485		—		21,386,013
World ex U.S. Carbon Transition
Readiness	3,067,710	235,381	—	15,797,269		—		19,100,360

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended July 31, 2021, the U.S. Equity Factor Rotation utilized $2,957,755 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Future Health	$6,138,825	$1,350,888	$(143,617)	$1,207,271
Future Innovators	24,406,372	3,388,252	(1,566,995)	1,821,257
Future Tech	20,416,122	3,429,659	(422,030)	3,007,629
U.S. Carbon Transition Readiness	1,325,736,256	116,229,164	(19,084,682)	97,144,482
U.S. Equity Factor Rotation	80,474,948	17,549,661	(970,176)	16,579,485
World ex U.S. Carbon Transition Readiness	588,637,034	33,631,717	(17,830,476)	15,801,241

9.    LINE OF CREDIT

BlackRock ETF Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2021, the Funds did not borrow under the credit agreement.

10.  PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/21
BlackRock ETF	Shares	Amount

Future Health
Shares sold	240,000	$6,041,627

Future Innovators
Shares sold	460,000	$21,475,549

Future Tech
Shares sold	560,000	$18,069,672

U.S. Carbon Transition Readiness
Shares sold	28,200,000	$1,322,397,975
Shares redeemed	(50,000)	(2,369,462)

Net increase	28,150,000	$1,320,028,513

	Year Ended 07/31/21		Year Ended 07/31/20
BlackRock ETF	Shares	Amount	Shares	Amount

U.S. Equity Factor Rotation
Shares sold	400,000	$14,424,612	3,300,000	$84,056,705
Shares redeemed	(1,100,000)	(34,992,686)	(800,000)	(21,224,957)

Net increase (decrease)	(700,000)	$(20,568,074)	2,500,000	$62,831,748

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

	Period Ended 07/31/21
BlackRock ETF	Shares	Amount

World ex U.S. Carbon Transition Readiness
Shares sold	12,600,000	$586,499,102

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

As of July 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares

U.S. Carbon Transition Readiness	50,000
World ex U.S. Carbon Transition Readiness	75,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock ETF Trust and Shareholders of BlackRock Future Health ETF,

BlackRock Future Innovators ETF, BlackRock Future Tech ETF, BlackRock U.S. Carbon Transition Readiness ETF,

BlackRock World ex U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future Tech ETF, BlackRock U.S. Carbon Transition Readiness ETF, BlackRock World ex U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF (constituting BlackRock ETF Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
BlackRock Future Health ETF	For the period September 29, 2020 (commencement of operations) to July 31, 2021
BlackRock Future Innovators ETF	For the period September 29, 2020 (commencement of operations) to July 31, 2021
BlackRock Future Tech ETF	For the period September 29, 2020 (commencement of operations) to July 31, 2021
BlackRock U.S. Carbon Transition Readiness ETF	For the period April 6, 2021 (commencement of operations) to July 31, 2021
BlackRock World ex U.S. Carbon Transition Readiness ETF	For the period April 6, 2021 (commencement of operations) to July 31, 2021
BlackRock U.S. Equity Factor Rotation ETF	For the year ended July 31, 2021	For the two years ended July 31, 2021	For the two years ended July 31, 2021 and the period March 19, 2019 (commencement of operations) to July 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	67

Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

BlackRock ETF	Dividends-Received Deduction
U.S. Carbon Transition Readiness	100.00%
U.S. Equity Factor Rotation	94.24%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

BlackRock ETF	Qualified Dividend Income
Future Health	$12,631
Future Innovators	8,179
Future Tech	13,321
U.S. Carbon Transition Readiness	5,048,746
U.S. Equity Factor Rotation	1,274,648
World ex U.S. Carbon Transition Readiness	5,054,777

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
World ex U.S. Carbon Transition Readiness	$5,806,418	$513,500

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

BlackRock ETF	Qualified Business Income
U.S. Equity Factor Rotation	$31,669

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on January 7, 2021 (the “Organizational Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock U.S. Carbon Transition Readiness ETF (the “U.S. Carbon Transition Readiness ETF”) and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “World ex U.S. Carbon Transition Readiness ETF” and, together with the U.S. Carbon Transition Readiness ETF, the “Funds” and, each individually, a “Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), each Fund’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Trust is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Funds, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Organizational Meeting, the Board received and reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Funds, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of each Funds as compared with a peer group of funds and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the existence and sharing of potential economies of scale; (e) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for each Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding each Fund’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the Funds’ portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Funds. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Funds, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Funds under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Funds was consistent with each Fund’s operational requirements, including, in addition to seeking to meet the pertinent Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Funds. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Funds with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	69

Disclosure of Investment Advisory Agreement  (continued)

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Funds. The Board considered that BlackRock and its affiliates will provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the pertinent Fund. In particular, BlackRock and its affiliates will provide the Funds with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Funds because the Funds was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that each of U.S. Carbon Transition Readiness ETF’s and World ex U.S. Carbon Transition Readiness ETF’s contractual management fee rate ranked in the second quartile, and that the estimated actual management fee rate and estimated total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board also noted that each Fund has a management fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the management fee payable by each Fund.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Funds had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreement  (continued)

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board Members present at the Organizational Meeting, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, with respect to each Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	71

Disclosure of Investment Advisory Agreement  (continued)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock U.S. Equity Factor Rotation ETF (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund

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Disclosure of Investment Advisory Agreement  (continued)

by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-year and since-inception periods reported, the Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	73

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
U.S. Equity Factor Rotation(a)	$0.462638	$—	$0.009433	$0.472071	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

S U P P L E M E N T A L I N F O R M A T I O N	75

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			36 RICs consisting of 155 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			36 RICs consisting of 155 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2019)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			36 RICs consisting of 155 Portfolios	None

Collette Chilton 1958	Trustee (Since 2019)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			36 RICs consisting of 155 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2019)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			36 RICs consisting of 155 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President – Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 155 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 155 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	36 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 155 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	77

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	36 RICs consisting of 155 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 155 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

Interested Trustees(a)(b)

Name Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (since 2019)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 252 Portfolios	None

John M. Perlowski(c) 1964	Trustee and President and Chief Executive Officer (since 2019)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 254 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(c)  Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (since 2019)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (since 2019)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (since 2019)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The	address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers	of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	79

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports and blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information (continued)

Fund and Service Providers

Investment Adviser BlackRock Fund Advisors San Francisco, CA 94105	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, Pennsylvania 19103

Administrator, Custodian and Transfer Agent State Street Bank and Trust Company Boston, MA, 02111	Legal Counsel Sidley Austin LLP New York, NY 10019

Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	81

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

blackrock.com   |   (800) 441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USEFR-7/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Future Health ETF	$11,400	N/A	$0	$0	$6,028	N/A	$0	$0
BlackRock Future Innovators ETF	$11,400	N/A	$0	$0	$6,028	N/A	$0	$0
BlackRock Future Tech ETF	$11,400	N/A	$0	$0	$6,028	N/A	$0	$0
BlackRock U.S. Carbon Transition Readiness ETF	$11,400	N/A	$0	$0	$6,028	N/A	$0	$0
BlackRock U.S. Equity Factor Rotation ETF	$12,000	$12,000	$0	$0	$6,028	$6,028	$0	$0
BlackRock World ex U.S. Carbon Transition Readiness ETF	$13,900	N/A	$0	$0	$6,028	N/A	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Future Health ETF	$6,028	N/A
BlackRock Future Innovators ETF	$6,028	N/A
BlackRock Future Tech ETF	$6,028	N/A!
BlackRock U.S. Carbon Transition Readiness ETF	$6,028	N/A
BlackRock U.S. Equity Factor Rotation ETF	$6,028	$6,028
BlackRock World ex U.S. Carbon Transition Readiness ETF	$6,028	N/A

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

J. Phillip Holloman

Catherine A. Lynch Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments (a)

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: October 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: October 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: October 4, 2021